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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

LIQUIDIA TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

PRELIMINARY – SUBJECT TO AMENDMENT AND COMPLETION

LIQUIDIA TECHNOLOGIES, INC.
419 Davis Drive, Suite 100
Morrisville, North Carolina 27560

Dear Fellow Stockholders:

              I am pleased to invite you to our 2020 Annual Meeting of Stockholders, which will be held on Thursday, June 18, 2020, at 5:00 p.m. Eastern Time. Due to concerns regarding the novel coronavirus ("COVID-19") pandemic and to protect the health and safety of our employees and stockholders, the annual meeting will be a virtual meeting conducted solely online via live webcast and can be attended by visiting www.meetingcenter.io/282433815. If you plan to attend the meeting virtually on the Internet, you must register by following the instructions contained in the Voting Procedures section of this proxy statement. In connection with the Annual Meeting, you will be asked to consider and vote on certain stockholder proposals which are more fully described in the accompanying proxy statement. Whether or not you plan to virtually attend the Annual Meeting, we urge you to read the proxy statement (and any documents incorporated into the proxy statement by reference) and consider such information carefully before voting.

              On the pages after this letter, you will find the notice of our 2020 Annual Meeting of Stockholders, which lists the matters to be considered at the meeting, and the proxy statement, which describes the matters listed in the notice.

              Your vote at this meeting is important. Whether or not you plan to virtually attend the meeting, I hope you will vote as soon as possible. If you are a stockholder of record, you may vote over the Internet or by telephone. You will find voting instructions in the notice and proxy statement and on the proxy card. If your shares are held in "street name" — that is, held for your account by a broker or other nominee — you will receive instructions from the holder of record that you must follow for your shares to be voted.

              On behalf of the Board of Directors, I thank you for your continued support of Liquidia Technologies, Inc.

Yours sincerely,
/s/ Neal F. Fowler Neal F. Fowler Chief Executive Officer and Director

LIQUIDIA TECHNOLOGIES, INC.
419 Davis Drive, Suite 100
Morrisville, North Carolina 27560
www.liquidia.com

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

              NOTICE IS HEREBY GIVEN that the Annual Meeting (the "Annual Meeting") of the holders of shares of common stock, each having a par value of $0.001 per share ("common stock"), of Liquidia Technologies, Inc. ("Liquidia" or the "Company"), will be held at 5:00 p.m. Eastern Time on June 18, 2020 virtually at www.meetingcenter.io/282433815, to consider and take action with respect to the following:

  1.
  A proposal to elect three Class II directors to serve on the Company's Board of Directors (the "Board") for a term expiring at our 2023 annual meeting of stockholders and until their successors are duly elected and qualified, or until such director's earlier resignation, removal or death (the "Class II Director Election Proposal");

  2.
  A proposal to approve amending the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock, $0.001 par value per share, from 40,000,000 shares to 60,000,000 shares (the "Charter Amendment Proposal");

  3.
  A proposal to approve a stock option exchange program (the "Stock Option Exchange Proposal");

  4.
  A proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the year ending December 31, 2020 (the "Auditor Ratification Proposal"); and

  5.
  To transact such other business as may properly come before the Annual Meeting or any postponement or adjournments thereof.

              Due to concerns regarding the novel coronavirus ("COVID-19") pandemic and to protect the health and safety of our employees and stockholders, the annual meeting will be a virtual meeting conducted solely online and can be attended by visiting www.meetingcenter.io/282433815. If you plan to attend the meeting virtually on the Internet, you must register by following the instructions contained in the Voting Procedures section of this proxy statement.

              Holders of common stock of record at the close of business on April 24, 2020 are entitled to notice of and to vote at the Annual Meeting or any postponements or adjournments thereof.

              We have provided access to our proxy materials, including our Annual Report, to each stockholder of record in a fast and efficient manner via the Internet. This reduces the amount of paper necessary to produce these materials, as well as the costs associated with mailing these materials to all stockholders. Accordingly, on or about May 6, 2020, we anticipate mailing a Notice Regarding Internet Availability of Proxy Materials (the "Notice") to all stockholders of record as of April 24, 2020, and posted our proxy materials on the website referenced in the Notice (www.envisionreports.com/LQDA). As more fully described in the Notice, all stockholders may choose to access our proxy materials on the website referred to in the Notice or may request to receive a printed set of our proxy materials. In addition, the Notice and website provide information regarding how you may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

By Order of the Board of Directors
/s/ Neal F. Fowler Neal F. Fowler Chief Executive Officer

April    , 2020
Morrisville, North Carolina

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WHETHER OR NOT YOU EXPECT TO ATTEND VIRTUALLY, PLEASE PROMPTLY VOTE YOUR PROXY BY ACCESSING THE INTERNET SITE AND FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD OR BY REQUESTING A PRINTED COPY OF THE PROXY MATERIALS AND MARKING, DATING, SIGNING AND RETURNING THE PROXY CARD.

LIQUIDIA TECHNOLOGIES, INC.
419 Davis Drive, Suite 100
Morrisville, North Carolina 27560
www.liquidia.com

 PROXY STATEMENT

Anticipated to be Mailed on or about May 6, 2020

Annual Meeting of Stockholders to be held at 5:00 p.m. Eastern Time on June 18, 2020

              This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Liquidia Technologies, Inc. (the "Company") to be used at the Annual Meeting of the holders of shares of common stock, par value $0.001 per share ("common stock"), of the Company, to be held at 5:00 p.m. Eastern Time on June 18, 2020 and at any postponements or adjournment thereof (the "Annual Meeting"). Due to concerns regarding the novel coronavirus ("COVID-19") pandemic and to protect the health and safety of our employees and stockholders, the annual meeting will be a virtual meeting conducted solely online and can be attended by visiting www.meetingcenter.io/282433815. If you plan to attend the meeting virtually on the Internet, you must register by following the instructions contained in the Voting Procedures section of this proxy statement. The time and place of the Annual Meeting are stated in the Notice Regarding Internet Availability of Proxy Materials (the "Notice") and the Notice of Annual Meeting of Stockholders that accompanies this proxy statement. In this proxy statement, we sometimes refer to Liquidia Technologies, Inc. as "Liquidia," the "Company," "we" or "us."

              The expense of soliciting proxy cards, including the costs of preparing, assembling and mailing the Notice Regarding Internet Availability of Proxy Materials and the Notice of Annual Meeting of Stockholders, proxy statement and proxy card, will be borne by us. Instead of mailing a printed copy of our proxy materials, including our Annual Report, to each stockholder of record, we have decided to provide access to these materials in a fast and efficient manner via the Internet. This reduces the amount of paper necessary to produce these materials, as well as the costs associated with mailing these materials to all stockholders. Accordingly, on or about May 6, 2020, we anticipate mailing the Notice to all stockholders of record as of April 24, 2020 and posted our proxy materials on the website referenced in the Notice (www.envisionreports.com/LQDA). As more fully described in the Notice, all stockholders may choose to access our proxy materials on the website referred to in the Notice or may request to receive a printed set of our proxy materials. In addition, the Notice and website provide information regarding how you may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

              YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WHETHER OR NOT YOU EXPECT TO ATTEND VIRTUALLY, PLEASE PROMPTLY VOTE YOUR PROXY BY TELEPHONE, BY ACCESSING THE INTERNET SITE AND FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD OR BY MARKING, DATING, SIGNING AND RETURNING THE ENCLOSED PROXY CARD.

VOTING PROCEDURES

WHO CAN VOTE?	Each share of our common stock that you owned as of the close of business on April 24, 2020, the record date for the Annual Meeting ("Record Date"), entitles you to one vote on each matter to be voted upon at the Annual Meeting. On the Record Date, there were shares of Liquidia common stock issued and outstanding and entitled to vote. Accordingly, there are an aggregate of votes entitled to be cast at the Annual Meeting.
HOW CAN I ATTEND THE MEETING?
The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the Annual Meeting only if you were a stockholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the Annual Meeting. No physical meeting will be held.

You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.meetingcenter.io/282433815. You also will be able to vote your shares online by attending the Annual Meeting by webcast.

To participate in the Annual Meeting, you will need to review the information included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials. The password for the meeting is LQDA2020.
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

The online meeting will begin promptly at 5:00 p.m. Eastern Time. We encourage you to access the Annual Meeting 15 minutes prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.
HOW DO I REGISTER TO ATTEND THE ANNUAL MEETING VIRTUALLY ON THE INTERNET?
If you are a registered stockholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Annual Meeting virtually on the Internet. Please follow the instructions on the notice or proxy card that you received.
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet.

To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Company holdings along with your name and email address to Computershare. Requests for registration must be labeled as "Legal Proxy" and be received no later than 5:00 p.m., Eastern Time, on June 11, 2020.
You will receive a confirmation of your registration by email after we receive your registration materials.
Requests for registration should be directed to us at the following:
By email:
Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com;
By mail:
Computershare COMPANY Legal Proxy P.O. Box 43001 Providence, RI 02940-3001
HOW DO I VOTE?	If your shares are registered directly in your name, you may vote:

•

Over the Internet or by Telephone.    If you are a registered stockholder (that is, if you hold your stock directly and not in street name), you may vote by telephone or over the Internet by following the instructions included in the Notice by accessing the Internet at www.envisionreports.com/LQDA and following the instructions contained on that website. Stockholders with shares registered directly with us may vote (i) by telephone by dialing 1-800-652-8683 toll-free from the United States, U.S. territories and Canada or (ii) by Internet at www.envisionreports.com/LQDA and following the instructions contained on that website. Internet and telephone voting are available 24 hours a day. You must specify how you want your shares voted or your Internet or telephone vote cannot be completed and you will receive an error message. Your shares will be voted according to your instructions.

•

By Mail.    You may vote by mail by signing, detaching and returning the bottom portion of the proxy card with the postage prepaid envelope addressed to Computershare, Inc. provided with the proxy materials. If you wish to request a printed copy of the proxy materials by mail, send an email to investorvote@computershare.com by June 8, 2020 with "Proxy Materials – Liquidia" in the subject line. Include your full name and address in the email, plus the number located in the shaded bar on your Notice, and state in the email that you want a paper copy of the meeting materials. Your proxy will be voted according to your instructions. If you do not specify how you want your shares voted, they will be voted as recommended by our Board.

•

Virtually at the Annual Meeting.    If you virtually attend the Annual Meeting, you may vote online during the Annual Meeting. To vote at the Annual Meeting, you must access www.meetingcenter.io/282433815 and will need the control number located on your proxy card or to follow the instructions that accompanied your proxy materials. We recommend that you log-in at least 15 minutes before the Annual Meeting starts to ensure that you are logged in when the virtual meeting begins. Only our stockholders and persons holding proxies from our stockholders may attend the Annual Meeting. Please see "How Can I Attend the Meeting?" and "How Do I Register to Attend the Annual Meeting Virtually on the Internet" above for more information.

If your shares are held in "street name" (held for your account by a broker or other nominee) you may vote:
• Over the Internet or by Telephone. You will receive instructions from your broker or other nominee if you are permitted to vote over the Internet or by telephone.
• By Mail. You will receive instructions from your broker or other nominee explaining how to cast your vote.

•

Virtually at the Annual Meeting.    Contact the broker or other nominee who holds your shares to obtain a broker's proxy card. You will not be able to vote at the Annual Meeting unless you have a proxy from your broker issued in your name giving you the right to vote the shares. Please see "How Can I Attend the Meeting?" and "How Do I Register to Attend the Annual Meeting Virtually on the Internet" above for more information.

HOW CAN I CHANGE MY VOTE?	You may revoke your proxy and change your vote at any time before the Annual Meeting. To do this, you must do one of the following:
• Vote over the Internet or by Telephone as instructed above. Only your latest Internet vote is counted.
• Sign and date a new proxy and submit it as instructed above. Only your latest proxy vote is counted.

•

Virtually attend the Annual Meeting and vote online by accessing www.meetingcenter.io/282433815. Virtually attending the Annual Meeting will not revoke your proxy unless you specifically request it. Please see "How Can I Attend the Meeting?" and "How Do I Register to Attend the Annual Meeting Virtually on the Internet" above for more information.

WILL MY SHARES BE VOTED IF I DO NOT RETURN MY PROXY?
If your shares are registered directly in your name, your shares will not be voted if you do not vote over the Internet, by telephone or return your proxy, or virtually attend and vote at the Annual Meeting. If you have misplaced your proxy, you may obtain another by following the instructions provided in the Notice or by accessing the Internet website at www.envisionreports.com/LQDA and following the instructions contained on that website.

If your shares are held in "street name," your brokerage firm, under certain circumstances, may vote your shares for you if you do not return your proxy. Brokerage firms have authority to vote customers' unvoted shares on matters that the New York Stock Exchange ("NYSE") determines to be "routine." If you do not give a proxy to your brokerage firm to vote your shares, your brokerage firm may either: vote your shares on routine matters, or leave your shares unvoted. Proposal 1, the election of three Class II directors, and Proposal 3, the approval of a stock option exchange program, are not considered routine matters. Proposal 2, the approval of the amendment to the Company's Amended and Restated Certificate of Incorporation (the "Charter Amendment"), and Proposal 4, the ratification of the independent registered public accounting firm, are considered routine matters. We therefore strongly encourage you to provide voting instructions to your brokerage firm by submitting your proxy. This ensures your shares will be voted at the meeting according to your instructions. You should receive directions from your brokerage firm about how to submit your proxy to them.
IF I DO NOT GIVE INSTRUCTIONS TO MY BANK OR BROKER, WHAT MATTERS DOES MY BANK OR BROKER HAVE AUTHORITY TO VOTE UPON?
Pursuant to NYSE Rule 452 and corresponding Listed Company Manual Section 402.08, discretionary voting by brokers of shares held by their customers in "street name" is prohibited. If you do not give instructions to your bank or broker within ten days of the Annual Meeting, it may vote on matters that the NYSE determines to be "routine," but will not be permitted to vote your shares with respect to "non-routine" items. Under the NYSE rules, the ratification of the independent registered public accounting firm and the approval of the Charter Amendment are routine matters, while the election of our directors and the approval of the stock option exchange program are non-routine matters. When a bank or broker has not received instructions from the beneficial owners or persons entitled to vote and the bank or broker cannot vote on a particular matter because it is not routine, then there is a "broker non-vote" on that matter. Broker non-votes will be counted in determining whether there is a quorum for the Annual Meeting. As a result, we strongly encourage you to submit your voting instructions and exercise your right to vote as a stockholder.
WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?
It means that you have more than one account, which may be at the transfer agent, with stockbrokers or otherwise. Please vote over the Internet, or complete and return all proxies for each account to ensure that all of your shares are voted.

HOW MANY SHARES MUST BE PRESENT TO HOLD THE MEETING?	A majority of our outstanding shares of common stock as of the Record Date must be present at the Annual Meeting to hold the Annual Meeting and conduct business. This is called a quorum. Shares are counted as present at the Annual Meeting if the stockholder votes over the Internet or telephone, completes and submits a proxy or is virtually present at the Annual Meeting. Shares that are present that vote to abstain or do not vote on one or more of the matters to be voted upon are counted as present for establishing a quorum. If a quorum is not present, we expect that the Annual Meeting will be adjourned until we obtain a quorum.
WHAT VOTE IS REQUIRED TO APPROVE EACH MATTER AND HOW ARE VOTES COUNTED?
Proposal 1—Election of Three Class II Directors For a Term Expiring at our 2023 Annual Meeting of Stockholders

If a quorum is present or represented by proxy at the meeting, each Class II director nominee must be elected by a plurality of the votes cast by the stockholders entitled to vote at the meeting. A plurality means that the nominees with the largest number of votes are elected as directors up to the maximum number of directors to be elected at the Annual Meeting. If your broker holds your shares in "street name," and if you do not vote your shares, your brokerage firm does not have the authority to vote your unvoted shares held by the firm since such matter is not considered routine. When a bank or broker has not received instructions from the beneficial owners or persons entitled to vote and the bank or broker cannot vote on a particular matter because it is not routine, then there is a "broker non-vote" on that matter. Broker non-votes do not count as votes "FOR" any nominee, but will be counted in determining whether there is a quorum for the Annual Meeting. You may vote "FOR" any one or more of the nominees or "WITHHOLD" from voting "FOR" any one or more of the nominees. Withheld votes and broker non-votes will not be considered as votes cast "FOR" any nominee, and will therefore have no effect on the outcome of the vote. If no vote is specified on the proxy and in the absence of directions to the contrary, the shares will be voted "FOR" each of the Class II director nominees.

Proposal 2—Approve the Amendment to the Amended and Restated Certificate of Incorporation of the Company

To approve Proposal 2, if a quorum is present or represented by proxy at the Annual Meeting, stockholders holding a majority of Liquidia common stock entitled to vote on the matter must vote "FOR" the proposal, meaning that the votes cast by the stockholders "FOR" the approval of the proposal must represent a majority of the shares of common stock outstanding as of the Record Date. If a stockholder votes to "ABSTAIN," it has the same effect as a vote "AGAINST." As Proposal 2 is a routine matter, broker non-votes will not occur with respect to this proposal. If no vote is specified on the proxy and in the absence of directions to the contrary, the shares will be voted "FOR" the Charter Amendment.
Proposal 3—Approve a Stock Option Exchange Program

To approve Proposal 3, if a quorum is present or represented by proxy at the meeting, stockholders holding a majority of Liquidia common stock present or represented by proxy at the Annual Meeting and entitled to vote on the matter must vote "FOR" the proposal, meaning that the votes cast by the stockholders "FOR" the approval of the proposal must exceed the number of votes cast "AGAINST" the approval of the proposal. If a stockholder votes to "ABSTAIN," it has the same effect as a vote "AGAINST." Broker non-votes will not be considered as votes cast "FOR" or "AGAINST" this proposal and will therefore have no effect on the outcome of the vote. Abstentions will have the same effect as an "AGAINST" vote. If no vote is specified on the proxy and in the absence of directions to the contrary, the shares will be voted "FOR" the stock option exchange program.

Proposal 4—Ratify the Appointment of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm for the Year Ending December 31, 2020

To approve Proposal 4, if a quorum is present or represented by proxy at the meeting, stockholders holding a majority of Liquidia common stock present or represented by proxy at the Annual Meeting and entitled to vote on the matter must vote "FOR" the proposal, meaning that the votes cast by the stockholders "FOR" the approval of the proposal must exceed the number of votes cast "AGAINST" the approval of the proposal. If a stockholder votes to "ABSTAIN," it has the same effect as a vote "AGAINST." As Proposal 4 is a routine matter, broker non-votes will not occur with respect to this proposal. If no vote is specified on the proxy and in the absence of directions to the contrary, the shares will be voted "FOR" the ratification of the appointment of our independent auditor.
The inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes, will tabulate all votes.
HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE?	Our Board recommends that you vote:

•

"FOR" Proposal 1—elect three Class II directors to serve on the Board for a term expiring at our 2023 annual meeting of stockholders and until their successors are duly elected and qualified, or until such director's earlier resignation, removal or death;

• "FOR" Proposal 2—approve the amendment to the Amended and Restated Certificate of Incorporation of the Company;
• "FOR" Proposal 3—approve a stock option exchange program; and
• "FOR" Proposal 4—ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2020.
ARE THERE OTHER MATTERS TO BE VOTED ON AT THE MEETING?
We do not know of any other matters that may come before the Annual Meeting other than the election of Class II directors, approval of the Charter Amendment, approval of the stock option exchange program and ratification of the independent registered public accounting firm. If any other matters are properly presented to the Annual Meeting, the persons named in the accompanying proxy intend to vote, or otherwise act, in accordance with their judgment.

WHERE DO I FIND THE VOTING RESULTS FOR THE MEETING?	We intend to announce preliminary voting results at the Annual Meeting. We will publish final results in a Current Report on Form 8-K, which will be filed with the Securities and Exchange Commission (the "SEC") no later than four business days following the Annual Meeting. To request a printed copy of our filings with the SEC, please write to Investor Relations, Liquidia Technologies, Inc., P.O. Box 110085, Research Triangle Park, North Carolina 27709, or e-mail Investor Relations at IR@liquidia.com. You will also be able to find a copy on the Internet through our website at www.liquidia.com or through the SEC's electronic data system, called EDGAR, at www.sec.gov. Our website is not part of this proxy statement; references to our website address in this proxy statement are intended to be inactive textual references only.
WHO WILL PAY FOR THE COSTS OF SOLICITING THESE PROXIES?
We will pay the costs of soliciting proxies. In addition to mailing the Notice, our directors, officers and employees may solicit proxies by telephone, e-mail and in person, without additional compensation. Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for distributing proxy materials to stockholders.
HOW CAN I RECEIVE FUTURE PROXY STATEMENTS AND ANNUAL REPORTS OVER THE INTERNET?
This proxy statement and our Annual Report for the fiscal year ended December 31, 2019 are available on our Internet site at www.liquidia.com. This proxy statement and our Annual Report for the fiscal year ended December 31, 2019 are also available on the Internet site at www.envisionreports.com/LQDA. Most stockholders can elect to view future proxy statements and annual reports over the Internet instead of receiving printed copies in the mail. If you are a stockholder of record, you can choose this option when you vote over the Internet and save us the cost of producing and mailing these documents. If you are a stockholder of record and choose to view future proxy statements and annual reports over the Internet, you will receive a proxy in the mail next year with instructions containing the Internet address to access those documents. If your shares are held through a broker or other nominee, you should check the information provided by them for instructions on how to elect to view future proxy statements and annual reports over the Internet.
WHY IS THE ANNUAL MEETING BEING HELD VIRTUALLY?
We have been closely monitoring developments with the coronavirus (COVID-19) pandemic and the related recommendations and protocols issued by public health authorities and federal, state, and local governments. In light of these ongoing concerns and in order to protect the health and safety of our employees and stockholders, we will be conducting the Annual Meeting solely online.

We are excited to embrace the latest technology to provide expanded access, improved communication and cost savings for our stockholders and the Company. We believe that hosting a virtual meeting will enable more of our stockholders to attend and participate in the meeting since our stockholders can participate from any location around the world with Internet access.

THE CLASS II DIRECTOR ELECTION PROPOSAL

              The Company's Amended and Restated Bylaws (the "Bylaws") provide that the authorized number of directors of the Company shall not be less than three nor more than 11. Eight directors are currently serving on the Board. The Board is authorized to increase or decrease the total number of directors within the limitations prescribed by the Company's Bylaws. The Company's Bylaws and Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") divides the Board into three classes with staggered three-year terms. Pursuant to the Certificate of Incorporation and Bylaws, no one class of directors has more than one director more than any other class of directors.

              At the Annual Meeting, the stockholders will be asked to elect three directors to serve for three-year terms expiring at the annual meeting of stockholders in 2023. The Class II director nominees, whose terms of office will expire at the Annual Meeting, are Katherine Rielly-Gauvin, Dr. Seth Rudnick and Raman Singh. If each director is elected, the total number of authorized directors comprising the Company's Board will remain at eight directors with no vacancies, effective immediately following the Annual Meeting.

              The Board has nominated, upon the recommendation of our Nominating and Corporate Governance Committee, Ms. Rielly-Gauvin, Dr. Rudnick and Mr. Singh. Proxies solicited by the Board will, unless otherwise directed, be voted to elect the three nominees named below. Each nominee has indicated a willingness to serve for the term to which they are nominated, if elected. In case any nominee is not a candidate at the Annual Meeting, the proxies named in the enclosed form of proxy intend to vote in favor of the remaining nominee and to vote for a substitute nominee in their discretion in such class, as they shall determine. Set forth below is certain information about the nominees for election as directors, including each nominee's age, principal occupation and business experience for at least the past five years and the names of other publicly held companies on whose boards the director serves or has served in the past five years. There are no family relationships among any of our directors, nominees for director and executive officers.

NOMINEES FOR A THREE YEAR TERM EXPIRING AT THE 2023 ANNUAL MEETING

              The following information contains information about the nominees as of April      , 2020, including the nominee's age, business experience, public company director positions held currently or at any time during the last five years, involvement in certain legal proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and our Board to determine that the nominee should serve as one of our directors.

Name	Age	Principal Occupation and Business Experience

Katherine Rielly-Gauvin	57	Ms. Rielly-Gauvin has been a member of our Board since October 2019 and a member of our Nominating and Corporate Governance Committee and Research and Development Committee since October 2019. Ms. Rielly-Gauvin has served as the Vice President of Global Commercial Development of AbbVie Inc. (NYSE: ABBV) ("AbbVie"), a pharmaceutical research and development company, since January 2013. At AbbVie, Ms. Rielly-Gauvin is responsible for developing the strategic commercial direction of key compounds in AbbVie's pipeline across core therapeutic areas in Immunology, Oncology, Neuroscience and Specialty. Prior to joining AbbVie, Ms. Rielly-Gauvin worked in the Johnson & Johnson family of companies across a variety of roles in commercial, medical affairs and research capacities, including Vice President and General Manager for the Janssen Commercial CNS organization. Ms. Rielly-Gauvin holds a Bachelor of Science degree in Chemistry from Simmons College and an MBA in Economics from Rutgers University. We believe Ms. Rielly-Gauvin is qualified to serve on our Board due to her extensive industry experience and knowledge in drug development and commercialization.

Name	Age	Principal Occupation and Business Experience

Dr. Seth Rudnick	71
		Dr. Rudnick has been a member of our Board since March 2008, a member of our Compensation Committee since its formation in August 2016, a member of our Nominating and Corporate Governance Committee since its formation in July 2018 and the Vice Chairperson of our Research and Development Committee since its formation in May 2017. Dr. Rudnick served as the Chairperson of our Board from March 2008 until October 2018. Dr. Rudnick is currently a director of G1 Therapeutics, Inc. (Nasdaq: GTHX) and served as a director of Aralez Pharmaceuticals, Inc. (Nasdaq: ARLZ) from June 2011 until August 2018. Dr. Rudnick previously served as a partner at Canaan Partners, a global venture capital firm, from January 1998 to December 2013. From January 1991 to January 1998, Dr. Rudnick was the chief executive officer and chairman of CytoTherapeutics, Inc., a biotechnology company focused on the discovery, development and commercialization of stem cell-based therapies. From July 1986 to January 1991, Dr. Rudnick worked at Ortho Biotech, Inc., a subsidiary of Johnson & Johnson, where he served as vice president, head of research and development. Dr. Rudnick also previously held directorships at Square 1 Bank, LQ3 Pharmaceuticals, Inc. and Spine Wave, Inc. Dr. Rudnick graduated from the University of Pennsylvania with a Bachelor of Arts in History. He also holds a Doctor of Medicine from the University of Virginia and a Diplomate in the Specialty of Internal Medicine from the American Board of Internal Medicine. We believe Dr. Rudnick is qualified to serve on our Board due to his industry experience, experience as a venture capitalist and senior executive and his experience of serving on the board of directors for several public and private pharmaceutical and life sciences companies.
Raman Singh	49
		Mr. Singh has been a member of our Board since February 2018, a member of our Audit Committee since July 2018 and a member of our Nominating and Corporate Governance Committee since its formation in July 2018. Since October 2011, Mr. Singh has served as the chief executive officer of Mundipharma Pte Limited, which is part of a network of independent associated companies active in the fields of analgesia, oncology, ophthalmology, respiratory, specialty care and consumer health. Mr. Singh graduated from Osmania University with a Bachelors in Mechanical Engineering in 1992. He also holds Masters in International Management from Thunderbird School of Global Management and in Business Administration from Assumption University. We believe Mr. Singh is qualified to serve on our Board due to his vast industry experience and knowledge as well as his business experience.

Vote Required

              Assuming the presence of a quorum at the Annual Meeting, the election of a Class II director requires the affirmative vote of a plurality of the shares of common stock present in person, by remote communication, or represented by proxy and entitled to vote. Thus, the three nominees with the greatest number of votes will be elected.

Board Recommendation

              After careful consideration, the Board determined that election of each of the nominees for director named above is advisable and in the best interests of Liquidia and its stockholders. On the basis of the foregoing, the Board has approved and declared advisable the election of each of the nominees for director named above and recommends that you vote "FOR" the election of each of the nominees for director named above.

CLASS III DIRECTORS CONTINUING IN OFFICE UNTIL THE 2021 ANNUAL MEETING

              The following contains certain information about those directors whose terms do not expire until the 2021 annual meeting and who are not standing for reelection, including their business experience, public company director positions held currently or at any time during the last five years, involvement in certain legal proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused our Board to determine that the directors should serve as one of our directors. The age of each director as of April     , 2020 is set forth below.

Name	Age	Principal Occupation and Business Experience

Neal F. Fowler	58	Mr. Fowler has been our Chief Executive Officer and a member of our Board since March 2008. Mr. Fowler also served as chief executive officer of Envisia Therapeutics, Inc., a biotechnology company and former subsidiary of the Company ("Envisia"), from November 2013 until March 2015, and as a director of Envisia from November 2013 until November 2017. Mr. Fowler served as a director of Aralez Pharmaceuticals, Inc. (Nasdaq: ARLZ) from June 2010 until August 2018. From June 2006 to March 2008, Mr. Fowler served as president of Centocor, Inc., a subsidiary of Johnson & Johnson, which focused on the development and commercialization of industry leading biomedicines used to treat chronic inflammatory diseases. From July 2004 to June 2006, Mr. Fowler was the president of Ortho McNeil Neurologics, Inc., a company focused exclusively on providing solutions that improve neurological health, and from October 2001 to July 2004, he was the vice president of the central nervous system business of Ortho McNeil Janssen Pharmaceuticals, Inc. From June 1988 to October 2001, Mr. Fowler held a variety of sales, marketing and business development roles at Eli Lilly and Company in the pharmaceutical and medical device divisions. Mr. Fowler graduated from the University of North Carolina — Chapel Hill ("UNC") with a Bachelor of Science in Pharmacy and holds a Master of Business Administration from UNC. We believe Mr. Fowler is qualified to serve on our Board due to his extensive and broad range of experience in business and healthcare product development, including previous experience growing companies in the pharmaceutical industry.

Name	Age	Principal Occupation and Business Experience

Arthur Kirsch	68
		Mr. Kirsch has been a member of our Board since September 2016, the Chairperson of our Audit Committee since its formation in August 2016 and a member of our Compensation Committee since May 2019. From May 2004 until February 2016, Mr. Kirsch served as a director of POZEN Inc. (Nasdaq: POZN). Mr. Kirsch served as a director of Aralez Pharmaceuticals, Inc. (Nasdaq: ARLZ) from February 2016 until May 2019. Mr. Kirsch is currently a director of Kadmon Corporation (NYSE: KDMN), a position he has served in since May 2019. From August 2015 until October 2016, Mr. Kirsch served as a director of Immunomedics, Inc. (Nasdaq: IMMU). From June 2005 until April 2020, Mr. Kirsch served as the managing director and senior advisor, as well as global head of medical devices and diagnostics, of GCA Global, LLC, a global investment banking firm. From May 1994 to May 2004, he served as executive vice president, head of research at Vector Securities, LLC, a brokerage firm. From February 1990 to May 1993, Mr. Kirsch served as president of Natwest Securities Limited, a brokerage firm. From June 1979 to February 1990, Mr. Kirsch worked at Drexel Burnham Lambert, Inc., an investment banking firm, where he held the position of executive vice president, head of equity division. Mr. Kirsch graduated from the University of Rhode Island with a Bachelor of Science and also holds a Master of Business Administration from Baruch College. We believe Mr. Kirsch is qualified to serve on our Board due to his business and financial expertise and his experience serving on the boards of directors of several public pharmaceutical and life sciences companies.

CLASS I DIRECTORS CONTINUING IN OFFICE UNTIL THE 2022 ANNUAL MEETING

              The following contains certain information about those directors whose terms do not expire until the 2022 annual meeting and who are not standing for reelection, including their business experience, public company director positions held currently or at any time during the last five years, involvement in certain legal proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused

our Board to determine that the directors should serve as one of our directors. The age of each director as of April    , 2020 is set forth below.

Name	Age	Principal Occupation and Business Experience

Dr. Stephen Bloch	58	Dr. Bloch has been the Chairperson of our Board since October 2018 and has been a member of our Board since July 2009, a member of our Audit Committee since its formation in August 2016 and the Chairperson of our Compensation Committee since its formation in August 2016. Dr. Bloch is currently a director of a number of private life sciences companies and served as a director of Marinus Pharmaceuticals, Inc. (Nasdaq: MRNS) from September 2005 until April 2016. Dr. Bloch has been a general partner at Canaan Partners, a global venture capital firm, since November 2007. From August 2003 to November 2007, Dr. Bloch was a principal at Canaan Partners. From January 1995 to June 2002, Dr. Bloch was the founder and chief executive officer of Radiology Management Sciences, LLC, a specialty medical management company. Dr. Bloch graduated from Dartmouth College with a Bachelor of Arts. Dr. Bloch also holds a Doctor of Medicine from the University of Rochester and a Master of Arts in the History of Science and Public Policy from Harvard University. We believe Dr. Bloch is qualified to serve on our Board due to his financial expertise, experience as a venture capitalist and his experience of serving on the board of directors for several public and private pharmaceutical and life sciences companies.
Dr. Joanna Horobin	65
		Dr. Horobin has been a member of our Board since September 2019, a member of our Compensation Committee since October 2019 and a member of our Research and Development Committee since September 2019. Dr. Horobin served as the Senior Vice President and Chief Medical Officer of Idera Pharmaceuticals, Inc., a clinical-stage biopharmaceutical company focused on the clinical development, and ultimately the commercialization, of drug candidates for both oncology and rare disease indications ("Idera") (Nasdaq: IDRA), from November 2015 until July 2019. Prior to joining Idera, Dr. Horobin served as the Chief Medical Officer of Verastem, Inc. ("Verastem") (Nasdaq: VSTM), a biopharmaceutical company focused on developing and commercializing medicines to improve the survival and quality of life of cancer patients, from September 2012 to July 2015. Prior to joining Verastem, she served as President of Syndax Pharmaceuticals, Inc. ("Syndax") (Nasdaq: SNDX), a clinical-stage biopharmaceutical company developing an innovative pipeline of cancer therapies, from September 2006 to September 2012 and as Chief Executive Officer from September 2006 until April 2012. Prior to that, Dr. Horobin held several roles of increasing responsibility at global pharmaceutical corporations such as Rhône-Poulenc Rorer (now Sanofi) and Chugai-Rhône-Poulenc. Dr. Horobin received her medical degree from the University of Manchester, England. Dr. Horobin currently serves on the boards of Kymera Therapeutics and Nordic Nanovector ASA. We believe Dr. Horobin is qualified to serve on our Board due to her extensive industry experience and knowledge in drug development and commercialization.

Name	Age	Principal Occupation and Business Experience

Dr. Ralph Snyderman	80
		Dr. Snyderman has been a member of our Board since February 2007, the Chairperson of our Nominating and Corporate Governance Committee since its formation in July 2018 and the Chairperson of our Research and Development Committee since its formation in May 2017. Dr. Snyderman is currently a director of CareDx, Inc. (Nasdaq: CDNA), iRhythm Technologies, Inc. (Nasdaq: IRTC) and a number of private life sciences companies. Dr. Snyderman also served as a director of Argos Therapeutics, Inc. (Nasdaq: ARGS) from December 2016 until March 2017. Since 1989, Dr. Snyderman has served as Chancellor Emeritus of Duke University, the James B. Duke Professor of Medicine, as well as a director of the Duke Center for Research on Personalized Health Care. From January 1989 to July 2004, he served as Chancellor for Health Affairs and Dean of the Duke University School of Medicine. From July 1998 to July 2004, Dr. Snyderman also oversaw the development of the Duke University Health System as its first president and chief executive officer. From January 1987 to June 1989, Dr. Snyderman served as senior vice president, medical research and development at Genentech, Inc., a biotechnology corporation. From February 1972 to June 1987, he was a Professor of Medicine at the Duke University. From July 1970 to February 1972, Dr. Snyderman started his career at the National Institutes of Health as a senior investigator. Dr. Snyderman previously served as a venture partner at New Enterprise Associates, Inc., a venture capital firm, from January 2006 to November 2009. Dr. Snyderman graduated from Washington College with a Bachelor of Science and from the State University of New York Downstate Medical Center with a Doctor of Medicine. Dr. Snyderman holds an honorary Doctor of Science from the State University of New York and an honorary Doctor of Science from Washington College. He currently holds memberships in the American Academy of Arts & Sciences, the National Academy of Medicine as well as the Association of American Physicians. Dr. Snyderman is also a recipient of several awards, including the Pioneer Award by the Personalized Medicine World Congress in 2016, as well as the North American Healthcare Lifetime Achievement Award by Frost & Sullivan in 2008 for his leadership in the field of personalized health care. We believe Dr. Snyderman is qualified to serve on our Board due to his extensive industry experience and knowledge and his experience serving on the board of directors of several public and private biotechnology and life sciences companies.

THE CHARTER AMENDMENT PROPOSAL

Overview

              Our Board has approved the amendment to our Certificate of Incorporation, subject to stockholder approval, to increase the number of authorized shares of common stock from 40,000,000 shares to 60,000,000 shares (the "Share Increase"), and recommends unanimously that our stockholders approve the Share Increase. The proposed amendment is reflected in the Charter Amendment attached to this proxy statement as Appendix A. For avoidance of doubt, this Proposal 2 will only amend Article IV. A of the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock by 20,000,000. You are encouraged to read the Charter Amendment in its entirety.

              The additional 20,000,000 shares of common stock will be part of the existing class of common stock, and, if and when issued, would have the same rights and privileges as the shares of common stock presently issued and outstanding. The Company's Amended and Restated Certificate of Incorporation has not been previously amended to increase the number of authorized shares of common stock since the Company went public in July 2018.

Purpose

              Our Board believes that the authorized number of shares of common stock should be increased as a matter of good corporate governance to provide sufficient shares for such corporate purposes as may reasonably be determined by the Board to be necessary and in the best interest of the Company and its stockholders. These purposes may include, but are not limited to:

  •
  expanding our business through the acquisition of other businesses, products or assets;

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  establishing partnerships, collaborations and/or other strategic relationships with other companies;

  •
  raising capital through the future sale of our common stock when necessary or appropriate; and

  •
  attracting and retaining valuable employees by providing shares available for equity incentives.

              Our Board believes that these additional shares would provide us with needed flexibility to issue shares in the future without potential expense or delay incident to obtaining stockholder approval for a particular issuance. Currently, we do not have any specific plans, arrangements, undertakings or agreements for the proposed increase of authorized shares in connection with any of the foregoing prospective activities. Once authorized, the additional shares of common stock may be issued with approval of our Board but without further approval from our stockholders, unless applicable law, rule or regulation requires stockholder approval for such issuance. Stockholder approval of the Share Increase is required under Delaware law.

Proposed Changes to the Amended and Restated Certificate of Incorporation

              The proposed Share Increase will increase the number of shares of common stock authorized for issuance from 40,000,000 shares to 60,000,000 shares. The Company is currently authorized to issue 50,000,000 shares of capital stock, of which 40,000,000 shares are designated as common stock and 10,000,000 shares are designated as preferred stock, $0.001 par value per share ("preferred stock") (none of which are currently issued and outstanding). The Share Increase will not change any substantive terms of the Company's common stock or preferred stock or any powers or rights of their respective holders. The

Company's common stock will continue to be listed and traded on the Nasdaq Capital Market under the symbol "LQDA."

              If Proposal 2 is approved, we intend to amend the Amended and Restated Certificate of Incorporation in connection with implementing the proposal. A copy of the Charter Amendment is attached to this proxy statement as Appendix A.

Certain Risks Associated with the Charter Amendment

              There can be no assurance that the market price per share of our common stock after the Share Increase will remain constant in proportion to the increase in the number of shares of our common stock outstanding before the Share Increase.

              The market price of our common stock will also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. These factors include the status of the market for our common stock, our reported results of operations in future periods, and general economic, market and industry conditions.

Principal Effects on Outstanding Common Stock

              Holders of common stock are entitled to one vote per share on all matters submitted to a vote of stockholders. Upon a liquidation, dissolution or windup of the Company, holders of common stock would be entitled to share ratably in any assets for distribution to stockholders after payment of all of the Company's obligations, subject to the rights to receive preferential distributions of the holders of any preferred stock then outstanding.

              The additional shares of common stock would have rights identical to our common stock currently outstanding. Approval of the Charter Amendment and any issuance of common stock would not affect the rights of the holders of our common stock currently outstanding, except to the extent that future issuances of common stock would reduce each existing stockholder's proportionate ownership. If the proposed Share Increase is approved and the Board decides to issue such shares of common stock, such issuance of common stock would increase the outstanding number of shares of common stock, thereby causing dilution in earnings per share and voting interests of the outstanding common stock. As of the Record Date,                shares of our common stock were issued and outstanding and                 shares of our common stock were subject to outstanding stock options, warrants or other convertible securities, thereby leaving                shares of common stock unassigned and authorized for potential issuance of the current 40,000,000 shares of common stock authorized. If the Share Increase is approved, there will be                shares of common stock unassigned and authorized for potential issuance. If approved, the Share Increase will not change the number of shares of preferred stock authorized for issuance.

              The following table sets forth the potential dilutive effect on the beneficial ownership of the existing stockholders of the Company if all of the shares of common stock authorized were issued by the Company:

	Beneficial Ownership of Existing Stockholders prior to the Proposed Amendment (2)			Beneficial Ownership of Existing Stockholders after the Proposed Amendment (3)
	Number	Percentage		Number	Percentage
Existing Stockholders (1):			%			%

(1)        For purposes of clarification, the percentage represented by the existing stockholders excludes any and all options, warrants and other convertible securities held by the existing stockholders.

(2)        Ownership is based upon the number of outstanding shares of common stock as of the Record Date, and assumes the issuance of all authorized but unissued shares of common stock before the proposed amendment.

(3)        Ownership is based upon the number of outstanding shares of common stock as of the Record Date, and assumes the issuance of all authorized but unissued shares of common stock after the proposed amendment.

              Additionally, the issuance of additional shares of common stock could have the effect of making it more difficult for a third party to acquire, or discouraging a third party from attempting to acquire, control of the Company. While the issuance of additional shares of common stock may be deemed to have potential anti-takeover effects, including by delaying or preventing a change in control of the Company through subsequent issuances of these shares and the other reasons set forth above, which among other things, could include issuances in one or more transactions that would make a change in control of the Company more difficult, and therefore, less likely, this proposal to increase the authorized common stock is not prompted by any specific effort of which we are aware to accumulate shares of our common stock or obtain control of the Company. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of common stock as compared to the then-existing market price. Although the issuance of additional shares of common stock could, under certain circumstances, have an anti-takeover effect, this proposal to adopt the Charter Amendment is not in response to any attempt to accumulate common stock or obtain control of the Company that we are aware of, nor is it part of a plan by management to recommend a series of similar amendments to the Board or stockholders.

Interests of Certain Persons in the Proposal

              Our directors, executive officers and principal stockholders have no substantial interests, directly or indirectly, in the matters set forth in this Proposal 2, except to the extent of their ownership in shares of our common stock and securities convertible or exercisable for common stock.

Vote Required

              Assuming the presence of a quorum at the Annual Meeting, approval of Proposal 2 requires the affirmative vote of a majority of the Company's outstanding stock entitled to vote thereon, meaning that the votes cast by the stockholders "FOR" the approval of the Charter Amendment must represent a majority of the shares of common stock outstanding as of the Record Date.

Board Recommendation

              After careful consideration, the Board determined that approval of the Charter Amendment is advisable and in the best interests of the Company and its stockholders. On the basis of the foregoing, the Board has approved and declared advisable the approval of the Charter Amendment and recommends that you vote "FOR" the approval of the Charter Amendment.

 THE STOCK OPTION EXCHANGE PROGRAM PROPOSAL

              We are asking our stockholders to approve the stock option exchange program described below (the "Option Exchange"). In brief, under the Option Exchange, our current employees (including our executive officers) will be given the opportunity to exchange certain stock options owned by them for a lesser number of new stock options based on a three-for-two exchange ratio as determined by our Compensation Committee. On the recommendation of the Compensation Committee, our Board approved the Option Exchange, subject to stockholder approval, on April 13, 2020.

              The stock options eligible to participate in the exchange are referred to below as the "Eligible Options"; those Eligible Options which are actually surrendered for exchange in the Option Exchange are referred to below as the "Tendered Options"; and the new stock options granted in exchange for the Tendered Options are referred to below as the "Replacement Options."

              Our Board believes that the Option Exchange is in the best interest of stockholders and the Company, as the Replacement Options granted under the program will provide added incentive to motivate and retain talented employees. In addition, the Replacement Options will provide us with the opportunity to reduce the "overhang" of our outstanding stock options and allow us to make better use of the compensation costs that we have already incurred from our outstanding stock option awards.

Background

              Long-term equity incentive compensation has been a critical part of our total compensation program for executives and other key employees. These long-term equity incentives make up a meaningful part of the target total compensation of our employees, including our executive officers. Through equity-based grants of stock options ("options") and restricted stock units, our goal is and has been to create an alignment among management and our stockholders focused on the creation of value for our stockholders. A key part of these grants is the use of vesting, which requires continued service in order to enjoy the full economic benefit of the awards. Option grants serve as a powerful tool in the retention of executives and other key employees based on stock price appreciation. However, when the stock price remains flat or declines, the power of options to motivate and retain the holders of these awards can be lost or greatly diminished, in particular when the exercise price is materially higher than the trading price of the underlying common stock. In this circumstance, options are sometimes referred to as being "underwater," and we use this term below.

              Liquidia currently has a substantial number of deeply underwater options due to a sustained drop in its stock price in the past twelve months. We also have a pressing need to retain and motivate our key talent. For this reason, our Board is asking that our stockholders approve the Option Exchange described below. Under this program, all employees who hold Eligible Options will have the opportunity to surrender their Eligible Options and receive a number of Replacement Options based on a three-for-two exchange ratio established by our Compensation Committee using a Black-Scholes option pricing model intended to ensure that Tendered Options having a similar range of values (based on exercise price and remaining life) are treated in the same manner. The number of Replacement Options issued in exchange for the Tendered Options will be a smaller number of Tendered Options, thus reducing equity award overhang. The Eligible Options will consist of those with strike prices that are at least $9.00 and have been held for at least one year by our employees on the date of commencement of the window during which Eligible Options may be surrendered, which we refer to below as the "exchange period." The Replacement Options will have an exercise price equal to the share price on the date of grant, will have a 10-year term from the date of grant, and will vest over a three-year period, with one-third of the Replacement Options vesting on the six-month anniversary of the date of the grant and the remaining Replacement Options vesting monthly thereafter, becoming fully-vested on the three-year anniversary of the date of grant.

Summary of Currently Outstanding Options

              As of March 26, 2020, there were 2,563,023 outstanding option shares held by our employees, directors and other service providers, of which approximately 73%, were "underwater" on that date, meaning the exercise price of the option exceeded $4.05, which was the 30-day average stock price of our common stock as reported on the Nasdaq Capital Market as of March 26, 2020.

              Based on a trading price of our common stock of $4.05, the following table sets forth the number of Eligible Options held by our named executive officers (as defined below), our other executive officers as a group and our other employees as a group.

Name	Eligible Options	Percentage of Total Outstanding Options

Neal F. Fowler	520,273	20.3%

Richard D. Katz, M.D.	155,000	6.0%

Robert A. Lippe	79,678	3.1%

Other Officers as a Group	283,039	11.0%

Non-Officer Employees as a Group	274,050	10.7%

TOTAL	1,312,040	51.2%

Rationale for Option Exchange

              Our Compensation Committee has determined that an Option Exchange whereby participants can elect to exchange significantly underwater stock options for a smaller number of Replacement Options is attractive for the following reasons:

  •
  The Option Exchange offers a reasonable, balanced and meaningful incentive for participants.  Under the Option Exchange, participants will surrender Eligible Options, including options that are fully vested when surrendered, for a smaller number of Replacement Options on a three-for-two exchange basis that are subject to vesting based on continued service. Replacement Options will vest over a three-year period, with one-third of the Replacement Options vesting on the six-month anniversary of the date of the grant and the remaining Replacement Options vesting monthly thereafter, becoming fully-vested on the three-year anniversary of the date of grant. We believe that the smaller number of Replacement Options granted, together with the new vesting requirement, represents a reasonable and balanced approach to the issues presented by the underwater options and creates the potential for a significant positive impact on retention, motivation and performance. As with the currently outstanding options, the Replacement Options will provide value to eligible participants only if our share price increases over time, thereby aligning eligible participant and stockholder interests.

  •
  The Option Exchange will help to restore retention and motivation incentives.  We rely on highly skilled employees to move our business forward. Competition for employees is intense. We continue to believe that equity incentive awards are an important component of our compensation program and our ability to retain and motivate our key contributors. We also believe that substantially underwater options do not have sufficient positive impact on, and in some cases negatively impact, retention and motivation, and that for our stock options to serve their intended purpose, they need to be exercisable at prices at least near the current trading prices of our common stock. The failure to address the underwater option issue in the near to medium term will make it more difficult for us to retain our key contributors. If we cannot retain these individuals, our business, results of operations and future stock price would likely be adversely affected. We believe that the Replacement Options will be significantly more effective in retaining and incentivizing eligible participants than the existing underwater options.

  •
  The Option Exchange will more closely align compensation costs with the retention and motivation value of the equity awards.  Our underwater options have exercise prices that were equal to the fair market value of our common stock at the time of grant. Under applicable accounting rules, we are required to continue to recognize compensation expense related to these options while they remain outstanding, even if they are never exercised. We believe that it is an inefficient use of corporate resources to recognize compensation expense on awards that are not valued by our employees. Replacing underwater options that result in compensation accounting expense but have little or no retention or incentive value with Replacement Options that will provide both enhanced retention and incentive value is a more efficient and effective compensation strategy.

  •
  The Option Exchange will reduce our equity award overhang.  Not only do the underwater options have little or no retention value, they must nevertheless be treated as outstanding (i.e., they count as "overhang" on our common stock) until they are exercised, expire or otherwise terminate. The Option Exchange is expected to significantly reduce our equity award overhang at expected levels of participation because significantly fewer shares will be subject to the Replacement Options.

  •
  The reduced number of shares subject to the Replacement Options will conserve our equity pool.  Under the terms of the Liquidia Technologies, Inc. 2018 Long-Term Incentive Plan (the "2018 Plan"), any shares subject to Eligible Options granted under the 2018 Plan that are surrendered in the Option Exchange (less the number of Replacement Options granted) will automatically be reserved for future issuance. This return of shares will constitute an efficient use of the shares available for future issuance.

  •
  The Option Exchange will likely decrease pressure for cash awards.  If we are unable to conduct the Option Exchange, we may find it necessary to provide long-term compensation to our senior management and key employees through other means, including through cash awards that would be in addition to our annual cash bonus program. We do not believe that use of cash for long-term incentives would create the same sustained alignment among our management and key employees as long-term equity incentives, and our strong commercial preference is to use our available cash for other business purposes.

Structure of the Option Exchange

              The following is a summary of the terms recommended by our Compensation Committee and adopted by our Board. Our Compensation Committee reserves the right to modify the terms of the Option Exchange, or to postpone or cancel the Option Exchange, whether before or after the exchange period has commenced. See "Potential Modification to Terms of Option Exchange." The definitive terms of the Option Exchange will be set forth in an "Offer to Exchange" and related materials prepared under the federal securities laws, which are expected to be distributed to holders of Eligible Options as soon as practicable after our stockholders approve the Option Exchange.

              Eligible Participants.    All of our employees holding Eligible Options, including our executive officers, are eligible to participate in the Option Exchange. Our directors, consultants and former employees are not eligible to participate in the Option Exchange.

              Eligible Stock Options.    The Option Exchange will be offered only with respect to stock options with an exercise price that is equal to or greater than $9.00 and have been held by our employees at the commencement of the exchange period for at least one year.

              Establishment of Exchange Ratios.    The number of Replacement Options to be received by an option holder who participates in the Option Exchange is expected to be three-for-two, meaning that two Replacement Options will be received for every three Tendered Options.

              Date of Grant of the Replacement Options.    The Replacement Options will be granted on the closing date of the exchange period.

              Exercise Price of the Replacement Options.    The exercise price of the Replacement Options will be set using the closing trading price of our common stock on the date of grant.

              Establishment of a New Vesting Period.    Regardless of the vested or unvested status of the Tendered Options, the Replacement Options will be subject to a new vesting period and will vest over a three-year period, with one-third of the Replacement Options vesting on the six-month anniversary of the date of the grant and the remaining Replacement Options vesting monthly thereafter, becoming fully-vested on the three-year anniversary of the date of grant. This vesting period supports the long-term nature of stock as an incentive vehicle and also motivates additional years of retention as compared to the Eligible Options, many of which are already vested.

              Establishment of a New Term of Ten Years.    The Replacement Options will also have a 10-year term from the date of grant.

              Completion of the Option Exchange Following Stockholder Approval.    We expect that the exchange period will begin in the third quarter of 2020 after approval by stockholders at the Annual Meeting. Whether and when to commence the exchange period, and the closing date of the exchange period, will be determined by our Compensation Committee.

Impact of Option Exchange

              We currently estimate that the Option Exchange will cover approximately 1.3 million outstanding Eligible Options. If this number of Eligible Options is exchanged in full, then we currently estimate that approximately 875,000 Replacement Options will be granted to our employees (including our executive officers) and directors, thus reducing our equity award overhang by approximately 1.5%. All Tendered Options will be cancelled on the closing date of the exchange period and, in accordance with the terms of our 2018 Plan, the shares underlying the Tendered Options granted under the 2018 Plan will be available for issuance in connection with future plan awards.

              The Replacement Options will be granted with an exercise price equal to the market value of our common stock on the grant date, and will be subject to the new vesting date and expiration date described above. We believe that this approach will best align our employees with our other stockholders for retention and motivation purposes and to incentivize long-term stock price growth.

Option Exchange Process

    Overview of the Option Exchange Process

              Upon commencement of the exchange period, employees (including our executive officers) holding Eligible Options will receive written materials in the form of an "Offer to Exchange" setting forth the precise terms of the Option Exchange. At or before the commencement of the exchange period, we will file the Offer to Exchange with the SEC as part of a tender offer statement on Schedule TO.

              Eligible employees who desire to exchange some or all of their Eligible Options under the Option Exchange must voluntarily elect to participate. All employees who hold Eligible Options and are employed on the commencement date of the exchange period, as well as remain employed on the Replacement Option grant date, may participate in the Option Exchange. Eligible employees will be given a period of at least 20 business days to elect to surrender Eligible Options in exchange for a lesser number of Replacement Options. Upon completion of the Option Exchange, the Tendered Options will be cancelled and the Replacement Options will be granted. The 2018 Plan will govern any terms or conditions of Replacement Options not specifically addressed within this Proposal 3, including treatment on a termination of employment or a change in control of the Company.

    Election to Participate

              Eligible employees will receive the Offer to Exchange and will be able to voluntarily elect to participate in the Option Exchange. If you are both a stockholder and an employee holding Eligible Options, please note that voting to approve the Option Exchange does not constitute an election to participate in the Option Exchange. The Offer to Exchange described above will be provided if and when the Option Exchange is initiated; you can elect to participate with respect to your Eligible Options only after that time.

    Eligible Options to Be Cancelled via the Option Exchange

              As of March 26, 2020, there were 2,563,023 total stock options outstanding under the 2018 Plan and prior equity incentive plans, of which 1,312,040 are Eligible Options, as they are held by current employees, contain an exercise price that is equal to or greater than $9.00 and have been held for at least one year at the time of commencement of the Option Exchange.

Stock Option Exchange Ratio

              The anticipated three-for-two exchange ratio governing the conversion of the Tendered Options into Replacement Options has been recommended by the Compensation Committee and approved by the Board for each Eligible Option, based on the value of the Eligible Options (calculated using a Black-Scholes option pricing model). The calculation of value using the Black-Scholes option pricing model takes into account variables such as the volatility of our stock, the exercise price of the stock option and the expected term of a stock option. Setting the exchange ratio in this manner is intended to ensure that a neutral exchange ratio will be applied to all Eligible Options, as determined on a Black-Scholes basis. This is designed for the purpose of fairness and consistency of treatment among all Eligible Options.

Accounting Impact

              We follow the provisions of ASC Topic 718 — Stock Compensation, which requires that employee equity awards be accounted for under the fair value method.

              The Option Exchange will use a Black-Scholes option pricing model to estimate the fair value of the Eligible Options. The use of a Black-Scholes option pricing model is not intended to reduce the share-based compensation expense of the Option Exchange. Rather, the use of a Black-Scholes option pricing model is intended to provide that all Tendered Options will be subject to a neutral exchange ratio on an aggregate value-to-value basis compared to the Eligible Options.

              Any unrecognized compensation expense from the Tendered Options will continue to be recognized over the original service period of the Tendered Options. Incremental compensation cost, if any, associated with the Replacement Options under the Option Exchange will be recognized over the service period of the Replacement Options. However, compensation cost will not be recognized as to any options that are forfeited due to employees not meeting the applicable service requirements.

U.S. Tax Consequences

              The exchange of Tendered Options for Replacement Options pursuant to the Option Exchange should be treated as the cancellation of the Tendered Options and the grant of Replacement Options having an exercise price equal to the fair market value of our common stock on the grant date. The Company and participating employees should not recognize any income for U.S. federal income tax purposes upon either the cancellation of the Tendered Options or the grant of the Replacement Options. To the extent Tendered Options were granted as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code (the "Code"), the Replacement Options granted in replacement of such Eligible Options are intended to keep their incentive stock option status to the fullest extent permitted by and subject to the requirements under Section 422 of the Code and applicable regulations. All other Replacement Options will be non-qualified stock options for U.S. federal income tax purposes. Tax effects may vary in other countries; a more detailed summary of tax considerations will be provided to all participants in the Option Exchange documents.

Potential Modification to Terms of Option Exchange

              The terms of the Option Exchange will be described in an Offer to Exchange that will be filed with the SEC. Although we do not anticipate that the SEC will require us to materially modify the Option Exchange's terms and conditions, it is possible that we will need to alter the terms of the Option Exchange to comply with comments from the SEC. Changes in the terms of the Option Exchange may also be required for tax purposes. It is possible that we may need to make modifications to the terms offered to eligible employees in countries outside the United States to comply with local legal requirements, or for tax or accounting reasons. Our Compensation Committee will retain the discretion to make any such necessary or desirable changes to the terms of the Option Exchange for purposes of complying with comments from the SEC or optimizing the U.S. or foreign tax consequences.

              We may also find it necessary or appropriate to change the terms of the Option Exchange to take into account our administrative needs, legal requirements, accounting rules, other policy decisions that our Compensation Committee determines make it appropriate to change the Option Exchange, and for other or similar reasons. Without limiting the generality of this discretion, our Compensation Committee will retain the discretion to make any necessary or desirable changes to the terms of the Option Exchange at any time, and the Compensation Committee may change the exchange ratio (whether before or during the exchange period) if it determines that doing so will better advance the interests of the Company in the Option Exchange. However, in no event will the Compensation Committee have the discretion to include non-employee directors in the Option Exchange. The final terms of the Option Exchange will be set forth in the formal documents that comprise the Offer to Exchange. In addition, our Compensation Committee reserves the right to postpone or cancel the Option Exchange, whether before or after the exchange period has commenced.

Conclusion

              We strongly believe that our equity program and emphasis on key employee stock ownership have been integral to our success. We believe that our equity program has enhanced our ability to attract, motivate, and retain the employee talent critical to attaining long-term improved company performance and stockholder returns. Therefore, we consider approval of the Option Exchange to be important to our future success, as it will enable the Company to strengthen the motivational and retention value of our stock option awards to our key employees.

Vote Required

              Assuming the presence of a quorum at the Annual Meeting, the Option Exchange Proposal requires the affirmative vote of the holders of a majority of the shares of common stock present in person, by remote communication, or represented by proxy at the Annual Meeting and entitled to vote thereon, in order for such proposal to be approved. This means that the number of votes cast "FOR" must exceed the combined number of votes "AGAINST" and abstentions (which will each have the same effect as an "AGAINST" vote).

Board Recommendation

              After careful consideration, the Board determined that approval of the Option Exchange is advisable and in the best interests of the Company and its stockholders. On the basis of the foregoing, the Board has approved and declared advisable the approval of the Option Exchange and recommends that you vote "FOR" the approval of the Option Exchange.

THE AUDITOR RATIFICATION PROPOSAL

              Our Audit Committee has appointed PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the year ending December 31, 2020. In connection with this appointment, PricewaterhouseCoopers LLP will examine and report to stockholders on the financial statements of the Company for 2020.

              Although stockholder ratification of the appointment of our independent registered public accounting firm is not required by our Bylaws or otherwise, the Board has put this proposal before the stockholders because it believes that seeking stockholders' ratification of the Audit Committee's appointment of our independent registered public accounting firm is good corporate practice. This vote is only advisory, however, because the Audit Committee has the sole authority to retain and dismiss our independent registered public accounting firm. If the appointment of PricewaterhouseCoopers LLP is not ratified, the Audit Committee will evaluate the basis for the stockholders' vote when determining whether to continue the firm's engagement. Even if the appointment is ratified, the Audit Committee in its sole discretion may direct the appointment of a different independent registered public accounting firm at any time if it determines that such a change would be in the best interests of the Company and its stockholders.

              Representatives of PricewaterhouseCoopers LLP are expected to be virtually present at the Annual Meeting and are expected to be available to respond to appropriate questions from stockholders. They also will have the opportunity to make a statement if they desire to do so.

Vote Required

              Assuming the presence of a quorum at the Annual Meeting, the Auditor Ratification Proposal requires the affirmative vote of the holders of a majority of the shares of common stock present in person, by remote communication, or represented by proxy at the Annual Meeting and entitled to vote thereon, in order for such proposal to be approved. This means that the number of votes cast "FOR" must exceed the combined number of votes "AGAINST" and abstentions (which will each have the same effect as an "AGAINST" vote).

Board Recommendation

              After careful consideration, the Board determined that ratification of the Audit Committee's appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2020 is advisable and in the best interests of the Company and its stockholders. On the basis of the foregoing, the Board has approved and declared advisable the ratification of the Audit Committee's appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2020 and recommends that you vote "FOR" the ratification of the Audit Committee's appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2020.

Principal Accounting Fees and Services

              The following table summarizes the aggregate fees billed for professional services rendered to us by PricewaterhouseCoopers LLP, our registered independent public accounting firm, during the fiscal years ended December 31, 2018 and 2019. A description of these fees and services follows the table.

	2018	2019
Audit Fees (1)	$1,128,332	$648,008
Audit-Related Fees (2)	$37,840	$—
Tax Fees (3)	—	$—
All Other Fees (4)	$2,768	$2,768

TOTAL	$1,168,940	$650,776

(1)        Audit fees consist of fees billed for the audit of our annual financial statements, the review of our interim financial statements and related services that are normally provided in connection with public offerings, including the registration statement for our initial public offering in the third quarter of 2018, our follow-on public offering in the first quarter of 2019, our "at-the-market" sales agreement entered into in August 2019 and our private offering of common stock in December 2019.

(2)        Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported under "Audit Fees." For 2018, fees for the review of our initial assessment of ASC 606, Revenue from Contracts with Customers, comprise substantially all of such fees.

(3)        Tax fees consist of fees billed for services including, but not limited to, assistance with tax compliance, tax advice and tax planning. There were no such fees in 2018 or 2019.

(4)        This category includes fees billed for the use of a research tool and automated disclosure checklist.

              The Audit Committee has considered whether the provision of these services by PricewaterhouseCoopers LLP is compatible with maintaining the independence of PricewaterhouseCoopers LLP. Further, pursuant to the Audit Committee's pre-approval policies and procedures described below, all of the services provided by PricewaterhouseCoopers LLP in 2018 and 2019 were approved in advance in accordance with the Audit Committee's pre-approval policies and procedures described below. The Audit Committee did not rely on the waiver of pre-approval procedures permitted with respect to de minimis non-audit services under the applicable rules of the SEC for its approval of any of the services provided by PricewaterhouseCoopers LLP in 2018 and 2019.

Pre-Approval of Audit and Permissible Non-Audit Services

              Our Audit Committee requires pre-approval of all audit and non-audit services in one of two methods. Under the first method, the engagement to render the services would be entered into pursuant to pre-approval policies and procedures established by the Audit Committee, provided (i) the policies and procedures are detailed as to the services to be performed, (ii) the Audit Committee is informed of each service, and (iii) such policies and procedures do not include delegation of the Audit Committee's responsibilities under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to the Company's management. Under the second method, the engagement to render the services would be presented to and pre-approved by the Audit Committee (subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Audit Committee prior to the completion of the audit). The Audit Committee has the authority to delegate to one or more members of the Audit Committee the authority to grant pre-approvals of audit and permissible non-audit services by the independent registered public accounting firm, provided that all pre-approvals by such Audit Committee members must be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee considers, among other things, whether the provision of such audit or non-audit services is consistent with applicable regulations regarding maintaining auditor independence, whether the provision of such services would impair the independent register public accounting firm's independence and whether the independent registered public accounting firm are best positioned to provide the most effective and efficient service.

Report of the Audit Committee

              The following Report of the Audit Committee shall not be deemed incorporated by reference into any of our filings under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except to the extent we specifically incorporate it by reference therein.

              The Audit Committee reviews our financial reporting process on behalf of our Board. Management has the primary responsibility for the financial statements, the reporting process and maintaining our system of internal control over financial reporting. Our independent registered public accounting firm was engaged to audit and express opinions on the conformity of our financial statements with generally accepted accounting principles in the United States.

              The Audit Committee of the Board has:

  •
  Reviewed and discussed the Company's audited financial statements for the year ended December 31, 2019 with management;

  •
  Discussed with PricewaterhouseCoopers LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the SEC; and

  •
  Received the written disclosures and a letter from PricewaterhouseCoopers LLP required by applicable requirements of the PCAOB regarding PricewaterhouseCoopers LLP's communications with the Audit Committee, and the Audit Committee concerning independence, and the Audit Committee has further discussed with PricewaterhouseCoopers LLP their independence.

              Based on the Audit Committee's review of the audited financial statements and discussions with management and PricewaterhouseCoopers LLP, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 for filing with the SEC.

Submitted by the members of the Audit Committee:
Arthur Kirsch, Chairperson Dr. Stephen Bloch Raman Singh

LIQUIDIA CORPORATE GOVERNANCE

Director Independence

              Our Board has determined that each of Drs. Bloch, Horobin, Rudnick and Snyderman, Ms. Rielly-Gauvin and Messrs. Kirsch and Singh are independent directors as that term is defined under the applicable independence listing standards of the Nasdaq Stock Market LLC ("Nasdaq"). Our Board also determined that Mr. Mathers, who formally resigned as a director of the Company on May 8, 2019 when he refused to stand for re-election at the 2019 annual meeting of stockholders, was an independent director as defined under the applicable Nasdaq independence listing standards. In making this determination, our Board applied the standards set forth in the Nasdaq listing standards and in Rule 10A-3 under the Exchange Act. In evaluating the independence of Drs. Bloch, Horobin, Rudnick and Snyderman, Ms. Rielly-Gauvin and Messrs. Kirsch and Singh, our Board considered, as applicable, their current and historical employment, any compensation we have given to them, any transactions we have entered into with them, their beneficial ownership of our capital stock, their ability to exert control over us, all other material relationships they have had with us and the same facts with respect to their immediate families. The Board also considered all other relevant facts and circumstances known to it in making this independence determination. In addition, Drs. Bloch, Horobin, Rudnick and Snyderman, Ms. Rielly-Gauvin and Messrs. Kirsch and Singh are non-employee directors, as defined in Rule 16b-3 of the Exchange Act.

Election Arrangements

              Drs. Bloch, Rudnick and Snyderman and Messrs. Fowler, Kirsch and Singh were elected pursuant to a voting agreement by and among us, our preferred stockholders and our common stockholders. These provisions terminated upon the closing of our initial public offering in July 2018 and there are no further contractual obligations, or terms of our outstanding securities, regarding the election of our directors.

Board Leadership Structure and Role in Risk Oversight

              Our Board evaluates its leadership structure and role in risk oversight on an ongoing basis.

              Our Board is composed of eight directors, of whom seven are independent in accordance with the applicable Nasdaq independence listing standards. Presently, the Board has the following standing committees: Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Research and Development Committee. Each of the standing committees is comprised solely of independent directors. In accordance with Nasdaq rules, our Audit Committee is responsible for overseeing risk management and updates the full Board periodically.

              To assure effective and independent oversight of management, our Board currently operates with the roles of Chief Executive Officer and Chairperson of the Board separated in recognition of the differences between these two roles in the management of the Company. Although our Board does not have a policy as to whether the same individual may serve as both or all of Chairperson of the Board and Chief Executive Officer, or if the roles must be separate, our Board believes that its current leadership structure provides the most effective leadership model for our Company, as it promotes balance between the Board's independent authority to oversee our business and the Chief Executive Officer and his management team which manage the business on a day-to-day basis. The Chief Executive Officer has overall responsibility for all aspects of our operation, while the Chairperson of the Board has a greater focus on governance of the Company, including oversight of the Board. We believe this balance of shared leadership between the two positions is a strength for the Company. As our Chairperson, Dr. Bloch calls and chairs regular and special meetings of the Board, chairs and presides at annual or special meetings of stockholders, provides meaningful input into the agenda of Board meetings, authorizes the retention of outside advisors, consultants and legal counsel who report directly to the Board and consults frequently with committee chairs. Additionally, by permitting more effective monitoring and objective evaluation of the Chief Executive Officer's performance, this structure increases the accountability of the Chief Executive Officer. A separation of the Chief Executive Officer and Chairperson of the Board roles also prevents the Chief Executive Officer from controlling the Board's agenda and information flow, thereby reducing the likelihood that the Chief Executive Officer would abuse its power.

              The Board, acting primarily through the Audit Committee, is also responsible for oversight of our risk management practices, while management is responsible for the day-to-day risk management processes. This division of responsibilities is the most effective approach for addressing the risks facing the Company, and the Company's board leadership structure supports this approach. Through our Chief Executive Officer and other members of management, the Board receives periodic reports regarding the risks facing the Company. In addition, the Audit Committee assists the Board in its oversight role by receiving periodic reports regarding our risk and control environment.

              The Compensation Committee also reviews the Company's compensation practices to confirm that they do not create risks likely to have a material adverse effect on the Company. This review includes comparing the compensation practices of the Company with peer companies in the biotechnology and pharmaceuticals sectors as well as insuring that the compensation packages of key executives are tied to the long-term success of the Company and therefore correlated to increases in stockholder value.

Meetings of the Board and its Committees

              The Board held a total of five meetings during the fiscal year ended December 31, 2019. During the fiscal year ended December 31, 2019, no incumbent director attended fewer than 75% of the aggregate of all meetings of the Board held during the period in which he served as a director and the total number of meetings held by the committee(s) on which he or she served during the period. Members of our Board are invited and encouraged to attend each annual meeting of stockholders. Each then-serving member of our Board attended the 2019 annual meeting of stockholders in person.

Board Committees

              Our Board currently has four standing committees: an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and a Research and Development Committee. These committees, their principal functions and their respective memberships are described below.

Audit Committee

              The Audit Committee of our Board oversees the quality and integrity of our financial statements and other financial information, accounting and financial reporting processes, internal controls and procedures for financial reporting and internal audit function. It also oversees the audit and other services provided by our independent auditor and is directly responsible for the appointment, independence, qualifications, compensation and oversight of the independent auditor. In addition, our audit committee is responsible for reviewing our compliance with legal and regulatory requirements, and it assists the Board in an initial review of recommendations to the Board regarding proposed business transactions.

              The current members of our Audit Committee are Dr. Bloch and Messrs. Kirsch and Singh, with Mr. Kirsch serving as Chairperson. All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq. Our Board has determined that Mr. Kirsch is an "audit committee financial expert" as defined under the applicable rules of the SEC and has the requisite financial sophistication as defined under the applicable rules and regulations of Nasdaq. Under the rules of the SEC, members of the audit committee must also meet heightened independence standards. Our Board has determined that each of Dr. Bloch and Messrs. Kirsch and Singh are independent under the heightened audit committee independence standards of the SEC and

Nasdaq. The Audit Committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq.

              The Audit Committee held five meetings during the year ended December 31, 2019. A copy of the Audit Committee's charter is posted on our website at www.liquidia.com.

Compensation Committee

              The Compensation Committee of our Board reviews and determines the compensation of all of our executive officers and establishes our compensation policies and programs. Specific responsibilities of our Compensation Committee include, among other things, evaluating the performance of our Chief Executive Officer and determining our Chief Executive Officer's compensation. It also determines the compensation of our other executive officers. In addition, our Compensation Committee administers all equity compensation plans and has the authority to grant equity awards subject to the terms and conditions of such equity compensation plans. Our Compensation Committee also reviews and approves various other compensation policies and matters, including establishing policies and making recommendations to our Board regarding director compensation. In reviewing and advising the Board, the Committee considers aligning the level and structure of compensation with the long-term interest and risk policies of the Company, and creates a compensation structure that is appropriate to attract, retain and motivate (a) directors to provide good stewardship of the Company, and (b) key management personnel to successfully manage the Company, while not paying more than necessary to accomplish the foregoing. Our Compensation Committee may also review and discuss with management the compensation discussion and analysis that we may be required from time to time to include in SEC filings, and it may prepare a compensation committee report on executive compensation as may be required from time to time to be included in our annual proxy statements or annual reports on Form 10-K filed with the SEC.

              In fulfilling its responsibilities, the Compensation Committee shall, to the extent permitted by the applicable rules of Nasdaq and applicable law, be entitled to delegate any or all of its responsibilities to one or more subcommittees of the Compensation Committee comprised of one or more members of the Compensation Committee. In connection with its evaluations and determinations in 2019, at management's recommendation the Compensation Committee retained the services of Radford/Aon, a nationally known executive compensation and benefits consulting firm, to advise it on various matters related to executive and director compensation and compensation programs, including the proposed Option Exchange. Radford/Aon may also from time to time advise management, with the Compensation Committee's consent. Radford/Aon was hired by and reports to the Compensation Committee. Pursuant to its charter, the Compensation Committee has the power to hire and terminate such consultants and to engage other advisors as appropriate to perform its duties, and to determine the terms, costs and fees for such engagements.

              The current members of our Compensation Committee are Drs. Bloch, Horobin and Rudnick and Mr. Kirsch, with Dr. Bloch serving as Chairperson. Each of the members of our Compensation Committee is independent under the applicable rules and regulations of Nasdaq and is a "non-employee director" as defined in Rule 16b-3 promulgated under the Exchange Act. The Compensation Committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq.

              The Compensation Committee held five meetings during the year ended December 31, 2019. A copy of the Compensation Committee's charter is posted on our website at www.liquidia.com.

Nominating and Corporate Governance Committee

              The Nominating and Corporate Governance Committee of our Board oversees the nomination of directors, including, among other things, identifying, evaluating and making recommendations of nominees to our Board, and evaluating the performance of our Board and individual members of our Board. When identifying nominees, the Nominating and Corporate Governance Committee considers, among other things, a nominee's character and integrity, level of education and business experience, financial literacy and commitment to represent long-term interests of our equity holders. Our Nominating and Corporate Governance Committee is also responsible for reviewing developments in corporate governance practices, evaluating the adequacy of our corporate governance practices and making recommendations to our Board concerning corporate governance matters.

              The current members of our Nominating and Corporate Governance Committee are Drs. Snyderman and Rudnick, Ms. Rielly-Gauvin and Mr. Singh, with Dr. Snyderman serving as the Chairperson. The composition of our Nominating and Corporate Governance Committee meets the requirements for independence under the rules and regulations of the SEC and the listing standards of Nasdaq. The Nominating and Corporate Governance Committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq.

              The Nominating and Corporate Governance Committee held five meetings during the year ended December 31, 2019. A copy of the Nominating and Corporate Governance Committee's charter is posted on our website at www.liquidia.com.

Evaluation and Identification of Director Nominees

              The Nominating and Corporate Governance Committee considers a number of factors in identifying and evaluating director nominees. While all nominees should have the highest personal integrity, meet any required regulatory qualifications and have a record of exceptional ability and judgment, the Board relies on the judgment of members of the Nominating and Corporate Governance Committee, with input from our Chief Executive Officer, to assess the qualifications of potential Board nominees with a view to the contributions that they would make to the Board and to Liquidia. Because our Board believes that its members should ideally reflect a mix of experience and other qualifications, there is no rigid formula. Our Nominating and Corporate Governance Committee does not have a specific policy with regard to the consideration of diversity in identifying director nominees; however, our Nominating and Corporate Governance Committee values diversity on our Board and considers the diversity of the professional experience, education and skills, as well as diversity of origin, in identifying director nominees. In evaluating potential candidates, the Nominating and Corporate Governance Committee will consider, among others things, the degree to which a potential candidate fulfills a current Board need, such as the need for an audit committee financial expert, as well as the candidate's ability and commitment to understand Liquidia and its industry and the candidate's ability to devote the time necessary to fulfill the role of director (including, without limitation, regularly attending and participating in meetings of the Board and its committees). In considering potential candidates, the Nominating and Corporate Governance Committee will consider the overall competency of the Board in the following areas:

  •
  industry knowledge;

  •
  accounting and finance;

  •
  business judgment;

  •
  management;

  •
  leadership;

  •
  business strategy;

  •
  crisis management; and

  •
  corporate governance.

              In addition, the Nominating and Corporate Governance Committee may consider other factors, as appropriate in a particular case, including, without limitation, the candidate's:

  •
  sound business and personal judgment;

  •
  diversity of origin, experience, background and thought;

  •
  senior management experience and demonstrated leadership ability;

  •
  accountability and integrity;

  •
  financial literacy;

  •
  industry or business knowledge, including science, technology, and marketing acumen;

  •
  the extent, nature and quality of relationships and standing in the research and local communities;

  •
  in connection with nominees to be designated as "independent" directors, "independence" under regulatory definitions, as well as in the judgment of the Nominating and Corporate Governance Committee;

  •
  independence of thought and ideas; and

  •
  other board appointments and service.

              The Nominating and Corporate Governance Committee considers recommendations for nominations from a variety of sources, including members of the Board, business contacts, community leaders and members of management, and the Nominating and Corporate Governance Committee also commissions formal search processes. As described below, the Nominating and Corporate Governance Committee will also consider stockholder recommendations for Board nominees. The Nominating and Corporate Governance Committee's process for identifying and evaluating candidates is the same with respect to candidates recommended by members of the Board, management, stockholders or others. As part of the Company's ongoing consideration of the appropriate mix of skills and expertise on the Board as well as Board refreshment, the Nominating and Corporate Governance Committee retained Spencer Stuart, a national search firm, to assist with identifying potential director nominees. The functions performed by Spencer Stuart included identifying qualified candidates, conducting interviews and background checks, and presenting qualified candidates to the Nominating and Corporate Governance Committee for consideration.

Stockholder Director Nominee Recommendations

              The Nominating and Corporate Governance Committee will consider director nominees recommended by stockholders. Stockholders who wish their proposed nominee to be considered by the Nominating and Corporate Governance Committee for nomination at our next annual stockholders' meeting should follow the procedures set forth in our Bylaws as described in "Stockholder Proposals and Other Information" in this proxy statement.

Research and Development Committee

              The current members of our Research and Development Committee are Drs. Horobin, Rudnick and Snyderman and Ms. Rielly-Gauvin. Drs. Snyderman and Rudnick are, respectively, the Chairperson and Vice Chairperson of our Research and Development Committee. The role of our Research and Development Committee is to make recommendations to our Board regarding our research and development functions and programs, including our research and development strategies, priorities and opportunities. The Research and Development Committee held five meetings during the year ended December 31, 2019.

Code of Conduct

              In October 2016, we adopted a code of conduct, which applies to all of our employees, officers and directors, including those officers responsible for financial reporting. In July 2018, we amended our code of conduct to qualify as a "code of ethics" as defined by the rules of the SEC. The code of conduct is available on our website at www.liquidia.com. We intend to disclose any amendments to the code of conduct, or any waivers of its requirements, on our website to the extent required by the applicable rules and exchange requirements. The inclusion of our website address in this proxy statement does not incorporate by reference the information on or accessible through our website into this proxy statement.

Stockholder Communications

              Any stockholder or other interested party who wishes to communicate directly with the Board as a group or any individual member of the Board, including any of our independent directors, should write to: The Liquidia Technologies, Inc. Board of Directors, c/o Liquidia Technologies, Inc., P.O. Box 110085, Research Triangle Park, North Carolina 27709.

              Relevant communications will be distributed to any or all directors as appropriate depending on the facts and circumstances outlined in the individual communication. In accordance with instructions from the Board, the Corporate Secretary reviews all correspondence, organizes the communications for review by the Board and distributes such communications to the full Board, to the independent directors or to one or more individual members, as appropriate. In addition, at the request of the Board, communications that do not directly relate to our Board's duties and responsibilities as directors will be excluded from distribution. Such excluded items include, among others, "spam," advertisements, mass mailings, form letters, and email campaigns that involve unduly large numbers of similar communications; solicitations for goods, services, employment or contributions; and surveys. Additionally, communications that appear to be unduly hostile, intimidating, threatening, illegal or similarly inappropriate will also be screened for omission. Any excluded communication will be made available to any director upon his or her request.

Anti-Hedging and Anti-Pledging Policy

              Pursuant to the Company's insider trading policy, members of the Board, officers, employees and consultants to the Company, as well as their immediate family members, are prohibited from engaging in short-term or speculative transactions involving the Company's securities that may be considered hedging, as well as pledging the Company's securities as collateral to secure a loan. Specifically prohibited transactions include, but are not limited to: (i) selling the Company's common stock within six months of purchasing such common stock in the open market, other than purchases and sales under the Company's Employee Stock Purchase Plan or sales made within six months before or after the exercise of options that were granted by the Company; (ii) engaging in "short" sales of the Company's securities; (iii) using the Company's securities held in a margin account or pledged as collateral to secure a loan, without prior written approval of the Chief Financial Officer, as the administrator of the insider trading policy; (iv) transactions in straddles, collars, or implementing standing and limit orders or other similar risk reduction devices, except in limited cases with the prior written approval of the Chief Financial Officer; or (v) transactions in publicly traded options relating to the Company's securities, such as put and call options.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

              The following table sets forth information regarding the beneficial ownership (as such term is defined in Rule 13d-3 under the Exchange Act) of our stock as of April 1, 2020, except as noted below, by:

  •
  each of our directors and nominees;

  •
  each of our named executive officers (as defined in Item 402(m)(2) of Regulation S-K);

  •
  each person, or group of affiliated persons, who is known by us to beneficially own more than five percent (5%) of our common stock; and

  •
  all of our directors and executive officers as a group.

              We have determined beneficial ownership in accordance with the rules of the SEC, which generally means that a person has beneficial ownership of a security if he or she possesses sole or shared voting or investment power of that security, including options, restricted stock units or warrants that are currently exercisable or exercisable within 60 days of April 1, 2020. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of common stock subject to options, convertible securities or other rights, held by such person that are currently exercisable or will become exercisable within 60 days of April 1, 2020, are considered outstanding. We did not, however, deem such shares outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, to our knowledge, the persons and entities named in the table below have sole voting and sole investment power with respect to all shares that they beneficially own, subject to community property laws where applicable. The information in the table below does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Sections 13(d) and 13(g) of the Securities Act.

              We have based our calculation of the percentage of beneficial ownership on 28,368,698 shares of common stock outstanding as of April 1, 2020.

              Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Liquidia Technologies, Inc., 419 Davis Drive, Suite 100, Morrisville, North Carolina 27560.

	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders:
Eshelman Ventures LLC(1)	5,159,744	18.2%
Canaan VIII L.P.(2)	2,917,169	10.3%
New Enterprise Associates 12, Limited Partnership(3)	2,526,764	8.9%
ArrowMark Colorado Holdings, LLC(4)	1,658,485	5.8%
Named Executive Officers and Directors:
Neal F. Fowler(5)	493,783	1.7%
Richard D. Katz, M.D.(6)	40,556	*
Robert A. Lippe(7)	99,759	*
Dr. Stephen Bloch(8)	2,936,160	10.3%
Katherine Rielly-Gauvin(9)	2,917	*
Dr. Joanna Horobin(10)	3,333	*
Arthur Kirsch(11)	24,050	*
Dr. Seth Rudnick(12)	111,736	*
Dr. Ralph Snyderman(13)	71,307	*
Raman Singh(14)	20,873	*
All executive officers and directors as a group (14 persons)(15)	4,020,042	13.7%

*        Represents ownership of less than 1.0%.

(1)        Consists of 5,159,744 shares of common stock. Fredric N. Eshelman is the founder, principal and managing member of Eshelman Ventures LLC ("Eshelman Ventures") and has sole voting and investment power with respect to the shares of common stock held by Eshelman Ventures. The address for Eshelman Ventures is 319 North 3rd Street, Suite 301, Wilmington, NC 28401.

(2)        Consists of 2,917,169 shares of common stock held by Canaan VIII L.P ("Canaan"). Canaan Partners VIII LLC is the general partner of Canaan and may be deemed to have sole investment and voting power over the shares held by Canaan. Brenton K. Ahrens, John V. Balen, Stephen M. Bloch, Wende S. Hutton, Maha S. Ibrahim, Deepak Kamra, Guy M. Russo and Eric A. Young are the managing members of Canaan Partners VIII LLC. Investment, voting and dispositive decisions with respect to the shares held by Canaan are made by the managers of Canaan Partners VIII LLC ("Canaan LLC" and, together with Canaan, the "Canaan Entities"), collectively. Dr. Bloch, a member of our Board, is a managing member of Canaan Partners VIII LLC. No manager or member of Canaan LLC has beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of any shares held by Canaan. The address of Canaan is 285 Riverside Avenue, Suite 250, Westport, CT 06880.

(3)        Consists of (i) 2,486,062 shares of common stock held by New Enterprise Associates 12, Limited Partnership ("NEA") and NEA Ventures 2006 Limited Partnership, or NEA 2006, an affiliate of NEA, and (ii) 40,702 shares of common stock issuable upon the conversion of an outstanding warrant. The securities held by NEA are indirectly held by (x) NEA Partners 12, Limited Partnership, or NEA Partners 12, the sole general partner of NEA, (y) NEA 12 GP, LLC, or NEA 12 LLC, the sole general partners of NEA Partners 12, and each of the individual managers of NEA 12 LLC. The individual managers of NEA 12 LLC, or the NEA 12 Managers, are Peter J. Barris, Forest Baskett, Patrick J. Kerins and Scott D. Sandell. The shares directly held by NEA 2006 are indirectly held by Karen P. Welsh, the general partner of NEA 2006. NEA, NEA Partners 12, NEA 12 LLC and the NEA 12 Managers share voting and dispositive power with regard to our securities directly held by NEA. Karen P. Welsh, the general partner of NEA

2006, has voting and dispositive power with regard to our securities directly held by NEA 2006. All indirect holders of the above referenced securities disclaim beneficial ownership of all applicable securities, except to the extent of their actual pecuniary interest therein. The address of NEA is 1954 Greenspring Drive, Suite 600, Timonium, MD 21093.

(4)        Consists of 1,658,485 shares of common stock held by ArrowMark Colorado Holdings, LLC ("ArrowMark"), as reported by ArrowMark in a Schedule 13G filed with the SEC on February 14, 2020, which states that ArrowMark has sole dispositive power and sole voting power with respect to all of the shares. The securities are owned by one or more advisory clients for which ArrowMark serves as an investment adviser. The principal address of ArrowMark is 100 Fillmore Street, Suite 325, Denver, CO 80206.

(5)        Consists of (i) 44,989 shares of common stock, (ii) 443,878 shares of common stock underlying outstanding options which will have vested within 60 days of April 1, 2020 and (iii) 4,916 restricted stock units which will have settled into common stock within 60 days of April 1, 2020.

(6)        Consists of 40,556 shares of common stock underlying an outstanding option which will have vested within 60 days of April 1, 2020.

(7)        Consists of (i) 17,527 shares of common stock, (ii) 81,284 shares of common stock underlying outstanding options which will have vested within 60 days of April 1, 2020 and (iii) 948 shares of common stock issuable upon the conversion of an outstanding warrant.

(8)        Consists of (i) 18,991 shares of common stock underlying outstanding options which will have vested within 60 days of April 1, 2020 and (ii) 2,917,169 shares of common stock held by Canaan. Dr. Bloch disclaims beneficial ownership of the securities held by the Canaan Entities, except to the extent of his pecuniary interest, if any, in such securities by virtue of the limited liability company interests he owns in Canaan LLC. See Footnote 2 above.

(9)        Consists of 2,917 shares of common stock underlying an outstanding option which will have vested within 60 days of April 1, 2020.

(10)        Consists of 3,333 shares of common stock underlying an outstanding option which will have vested within 60 days of April 1, 2020.

(11)        Consists of (i) 2,000 shares of common stock and (ii) 22,050 shares of common stock underlying outstanding options which will have vested within 60 days of April 1, 2020.

(12)        Consists of (i) an aggregate of 24,142 shares of common stock held by Dr. Rudnick and the Carolyn F. Rudnick, and successors, Trustee Seth A. Rudnick Irrevocable GST Trust u/a 3/1/2014 which is managed by Dr. Rudnick's wife for the benefit of his wife and children, and (ii) 87,594 shares of common stock underlying outstanding options which will have vested within 60 days of April 1, 2020.

(13)        Consists of (i) 30,356 shares of common stock and (ii) 40,951 shares of common stock underlying outstanding options which will have vested within 60 days of April 1, 2020.

(14)        Consists of 20,873 shares of common stock underlying outstanding options which will have vested within 60 days of April 1, 2020.

(15)        Consists of an aggregate of (i) 3,049,842 shares of common stock, (ii) 4,916 restricted stock units which will have vested and settled into common stock within 60 days of April 1, 2020, (iii) 969,252 shares of common stock underlying outstanding options which will have vested within 60 days of April 1, 2020, and (v) 948 shares of common stock issuable upon the conversion of an outstanding warrant, held by an aggregate of 14 executive officers and directors.

EXECUTIVE OFFICERS AND DIRECTOR AND OFFICER COMPENSATION

Director Compensation

              The following table presents the total compensation for each person who served as a non-employee member of our Board and received compensation for such service during the fiscal year ended December 31, 2019. Other than as set forth in the table and described more fully below, we did not pay any compensation, make any equity awards or non-equity awards to or pay any other compensation to any of the non-employee members of our Board in 2019. We reimburse non-employee members of our Board for reasonable travel expenses. Mr. Fowler, a member of our Board who also serves as our Chief Executive Officer, does not receive any additional compensation for his service as a director. Mr. Fowler's compensation for service as an employee for 2019 is presented in "Executive Compensation — 2019 Summary Compensation Table."

Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)	Total ($)
Dr. Stephen Bloch(3)	77,500	23,079	100,579
Arthur Kirsch	53,750	23,079	76,829
Katherine Rielly-Gauvin	10,938	50,162	61,100
Dr. Joanna Horobin	13,750	43,700	57,450
Edward Mathers(3)	15,525	—	15,525
Dr. Seth Rudnick	58,752	23,079	81,831
Dr. Ralph Snyderman	74,500	23,079	97,579
Raman Singh	73,908(4)	23,079	96,987

(1) Represents fees earned pursuant to our non-employee director compensation policy described below.

(2) The value of option awards granted to directors is based upon the grant date fair value of awards calculated in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718. For information regarding our valuation of option awards, see "Stock-Based Compensation" in Note 4 of our financial statements for the period ended December 31, 2019. For information regarding these grants, see "— 2019 Equity Awards to Non-Employee Directors and Neal F. Fowler".

(3) Mr. Mathers formally resigned as a director of the Company on May 8, 2019 when he refused to stand for re-election at the 2019 annual meeting of stockholders.

(4) Includes $27,656 of deferred compensation received in 2019 for serving on the Board in 2018.

              The following table lists all outstanding option awards held by our non-employee directors as of December 31, 2019:

Name	Option Awards

Dr. Stephen Bloch	34,486
Arthur Kirsch	34,486
Katherine Rielly-Gauvin	15,000
Dr. Joanna Horobin	15,000
Dr. Seth Rudnick	90,118
Dr. Ralph Snyderman	34,836
Raman Singh	34,486

2019 Equity Awards to Non-Employee Directors and Neal F. Fowler

              On February 5, 2019, we granted Mr. Fowler an option to purchase 96,500 shares of common stock under the 2018 Plan with an exercise price equal to $14.20 per share, with one-fourth of such option shares vesting on February 5, 2020 and the remaining three-fourths of such option shares vesting monthly thereafter over a period of three years, subject to continuous service as of each such date.

              On August 29, 2019, we granted each of Drs. Bloch and Rudnick and Messrs. Kirsch, Singh and Snyderman options to purchase 7,500 shares of common stock under our 2018 Plan, with an exercise price equal to $4.52 per share, vesting in equal monthly installments over a period of three years, subject to continuous service as of each such date.

              On September 11, 2019 and October 30, 2019, the dates that each of Dr. Horobin and Ms. Rielly-Gauvin, respectively, were appointed to our Board, we granted such new directors 15,000 shares of common stock under our 2018 Plan, with an exercise price equal to $4.22 and $4.72 per share, respectively, vesting in equal monthly installments over a period of three years, subject to continuous service as of each such date.

General Policy Regarding Compensation of Directors

              Our Board has adopted a non-employee director compensation policy that is designed to enable us to attract and retain, on a long-term basis, highly qualified non-employee directors. Under the policy, each director who is not an employee is paid cash compensation as set forth below:

	Member Annual Fee ($)	Chairperson Additional Annual Fee ($)

Board of Directors	35,000	25,000
Audit Committee	7,500	15,000
Compensation Committee	5,000	10,000
Nominating and Corporate Governance Committee	3,750	7,500

              Additionally, the Chairperson, Vice Chairperson and members of our Research and Development Committee are paid $32,000, $15,000 and $5,000 annually, respectively, in cash compensation.

              Pursuant to the non-employee director equity compensation policy adopted by the Compensation Committee in April 2020, (i) each individual who is first elected or appointed as a non-employee director shall be automatically granted, on the date of such initial election or appointment, a nonqualified stock option to purchase 30,000 shares of our common stock (increased from 15,000 shares under the compensation policy adopted by the Compensation Committee in February 2019 (the "2019 Compensation Policy")) and (ii) each director then serving on our Board shall be automatically granted, on an annual basis, a nonqualified stock option to purchase 20,000 shares of our common stock (increased from 7,500 shares under the 2019 Compensation Policy). Option grants to our non-employee directors vest in 36 equal monthly installments, becoming fully vested on the third anniversary of the date of grant. Each option granted to our non-employee directors shall terminate on the earlier of (i) the ten year anniversary of the date of grant and (ii) the one year anniversary of such director's ceasing to serve on the Board.

              Other option grant awards to non-employee directors are determined by the Board in its sole, good faith discretion. Information regarding compensation for those of our directors who are also employees is set forth in the Executive Compensation — Summary Compensation Table below.

Management

              The following table sets forth the name, age as of April      , 2020 and position of each of our current executive officers. The following also includes certain information regarding our current executive officers' and key personnel's individual experience, qualifications, attributes and skills. Unless otherwise stated, the business address for all of our current executive officers and key personnel is c/o Liquidia Technologies, Inc., 419 Davis Drive, Suite 100, Morrisville, North Carolina 27560.

Name	Age	Position
Executive Officers
Neal F. Fowler	58	Chief Executive Officer and Director
Richard D. Katz, M.D.	56	Chief Financial Officer
Robert A. Lippe	55	Chief Operations Officer
Dr. Robert Roscigno	54	Senior Vice President, Product Development
Dr. Benjamin Maynor	45	Senior Vice President, Research and Development
Jeri Thomas	58	Senior Vice President, Commercial
Florina Krawchick	38	Senior Vice President, Human Resources

Executive Officers

Neal F. Fowler

              Please see Neal F. Fowler's biography on page 14 of this proxy statement under the section entitled "The Class II Director Election Proposal — Class III Directors Continuing in Office Until the 2021 Annual Meeting."

Richard D. Katz, M.D.

              Dr. Katz has been our Chief Financial Officer since May 2019. He served as Vice President and Chief Financial Officer of Argos Therapeutics, Inc. (Nasdaq: ARGS), an immunotherapy development company, from July 2016 until November 2018, when Argos Therapeutics filed a petition for relief under chapter 11 in the Bankruptcy Court for the District of Delaware, and served as a consultant to Argos Therapeutics from November 2018 until May 2019. Prior to joining Argos Therapeutics, Dr. Katz served as Chief Financial Officer for Viamet Pharmaceuticals, Inc., a biopharmaceutical company, from February 2012 to May 2016. Dr. Katz also served as Chief Financial Officer at Icagen, Inc. (Nasdaq: ICGN), a biopharmaceutical company, from April 2001 to November 2011, where he was instrumental in the company's initial public offering and subsequent financings, the formation of several strategic collaborations, and the company's sale to Pfizer. Prior to Icagen, Dr. Katz served as a Vice President in the healthcare group of the investment banking division of Goldman, Sachs & Company, where he executed a broad range of transactions, including equity and debt financings, mergers and acquisitions, and corporate restructurings. Dr. Katz received a Bachelor of Arts degree from Harvard University, a medical degree from the Stanford University School of Medicine and an MBA from Harvard Business School.

Robert A. Lippe

              Robert A. Lippe has been our Chief Operations Officer since June 2015. From February 2014 to June 2015, Mr. Lippe served as executive vice president and chief operations officer at Alexza Pharmaceuticals, Inc., a pharmaceutical company focused on the development and commercialization of proprietary products for the treatment of acute and intermittent conditions. From January 2011 to February 2014, Mr. Lippe worked as the vice president and head of global operations at Ironwood Pharmaceuticals, Inc., a pharmaceutical company focused on finding new treatments for patients living with gastrointestinal diseases, and from March 2002 to January 2011, he was the head of manufacturing for one of the Vacaville operating facilities of Genentech, Inc., a biotechnology corporation. From May 1992 to May 2002, Mr. Lippe worked at Lawrence Livermore National Laboratory as an assurance and facility manager. Mr. Lippe graduated with a Bachelor of Science in Marine Engineering from the United States Coast Guard Academy. Mr. Lippe holds a Masters in Business Administration and a Masters in Public Health from the University of California, Berkeley.

Dr. Robert Roscigno

              Dr. Robert Roscigno has been our Senior Vice President, Product Development since December 2017. He served as our Senior Vice President, Research and Development from March 2016 until December 2017 and our Vice President, Research and Development from September 2015 until March 2016. From January 2009 to September 2015, Dr. Roscigno served as the executive vice president, global clinical affairs of GeNO, LLC, a pharmaceutical company in the field of inhaled nitric oxide drug products. From July 2007 to January 2009, Dr. Roscigno provided scientific consulting for various companies in the pharmaceutical industry and also worked as a subject matter expert in PAH. From March 2005 to July 2007, Dr. Roscigno was the president and chief operations officer of Lung Rx, Inc., a subsidiary of United Therapeutics Corporation, a biotechnology company. Prior to Lung Rx, Inc., Dr. Roscigno served in multiple leadership positions at United Therapeutics Corporation. Dr. Roscigno graduated from Trinity College with a Bachelor of Science in Biology. He also holds a Doctor of Philosophy in Cell and Molecular Biology from Duke University.

Dr. Benjamin Maynor

              Dr. Benjamin Maynor has been our Senior Vice President, Research and Development since January 2016. He served as our Vice President, Research and Development from March 2015 to January 2016. He joined us as a scientist in September 2005 and is a co-inventor of our PRINT technology. Dr. Maynor was seconded by us to Envisia from January 2013 to March 2015 where he served as Envisia's vice president, research. Dr. Maynor was also our Vice President, Research from January 2012 to January 2013, our Executive Director of Research from November 2011 to January 2012, our Director of Research from January 2010 to November 2011, our Principal Scientist from October 2009 to January 2010 and a Scientist of the Company from September 2005 to October 2009. Prior to joining us, Dr. Maynor was a postdoctoral associate at UNC from May 2004 to September 2005. He was also a scientist at Polestar Technologies, Inc., an optical sensing technologies company, from September 1996 to June 1999. Dr. Maynor graduated from Harvard University with a Bachelor of Arts in Chemistry. He also holds a Doctor of Philosophy in Chemistry from Duke University. He is also a member of both the American Chemical Society and the American Association of Pharmaceutical Scientists. Dr. Maynor was honored with the Kathryn C. Hach Award for Entrepreneurial Success in 2014 by the American Chemical Society.

Jeri Thomas

              Jeri Thomas has been our Senior Vice President, Commercial since May 2018. From June 2017 to March 2018, Ms. Thomas was senior vice president, strategic group planning at Harrison and Star, a healthcare marketing agency. From July 2016 to June 2017, Ms. Thomas was the managing director at JFB Consulting, a marketing consulting firm. From October 2014 to July 2016, Ms. Thomas served as senior vice president of the Surgical & Perioperative Care Business Unit at The Medicines Company, a biopharmaceutical company. Prior to The Medicines Company, Ms. Thomas was at Janssen Pharmaceuticals (a Johnson & Johnson company), a pharmaceutical company, from December 2001 to October 2014, where she held various senior leadership positions, including vice president, market strategy & access for Latin America, vice president, new business and new product planning, and director of marketing, analgesic franchise. Ms. Thomas obtained her Master of Business Administration in a dual program from the McDonough School of Business at Georgetown University and ESADE Business School

in Barcelona, Spain. She holds a Bachelor of Science in Health Planning and Administration from Pennsylvania State University.

Florina Krawchick

              Florina Krawchick has been our Senior Vice President, Human Resources, since July 2019. As Senior Vice President, Human Resources, Ms. Krawchick is focused on building a team-based culture of innovation and excellence at Liquidia. In addition to leading the Company's workforce strategies and operations, she oversees recruiting and onboarding, training and leadership development, compensation planning and total rewards, and organizational development. From 2010 to July 2019, Ms. Krawchick served in various escalating human resources positions at Liquidia, from Director, Human Resources to Head of Human Resources to Vice President, Human Resources. Prior to joining Liquidia in 2010, Ms. Krawchick held multiple Human Resources Business Partner roles at Johnson & Johnson (J&J) across research & development, sales, marketing, commercial and operations. She also led early talent recruitment and development for J&J's commercial groups across the pharmaceutical businesses. She holds a Bachelor of Business Administration from George Washington University.

Executive Compensation

Summary Compensation Table

              The following table sets forth, for the periods indicated, all of the compensation awarded to, earned by or paid to (i) each individual serving as the Company's principal executive officer during the fiscal year ended December 31, 2019; and (ii) the two most highly compensated executive officers other than the principal executive officer who served as an executive officer at the conclusion of the fiscal year ended December 31, 2019 and who received in excess of $100,000 in compensation during such fiscal year (collectively referred to as the "named executive officers").

Name and principal position	Year	Salary ($)		Stock Awards ($)		Option Awards ($)(2)	Non-equity incentive plan compensation ($)		All other compensation ($)(5)	Total ($)
Neal F. Fowler	2019	508,246		—		966,737	241,680	(3)	12,425	1,729,088
Chief Executive Officer(6)	2018	478,692		324,441	(1)	3,009,434	235,200	(4)	13,310	4,061,077
Richard D. Katz, M.D.	2019	217,731	(7)	—		1,111,862	93,734	(3)	9,693	1,433,020
Chief Financial Officer(7)
Robert A. Lippe	2019	421,263		—		360,648	160,170	(3)	12,300	954,381
Chief Operations Officer(8)	2018	408,960		—		285,488	160,400	(4)	13,310	868,158

(1)        In 2018, Mr. Fowler received a grants of restricted stock units, as further described below under "2018 and 2019 Equity Grants". The value of these grants has been calculated in accordance with ASC Topic 718.

(2)        The value of option awards granted to our named executive officers is based upon the grant date fair value of awards calculated in accordance with ASC Topic 718. For information regarding our valuation of option awards, see "Stock-based Compensation" in Note 4 of our financial statements for the period ended December 31, 2019. See also "2018 and 2019 Equity Grants" below for more information.

(3)        Represents cash bonuses paid by the Company to the named executive officers in March 2020 in accordance with the Company's payroll and reflects the achievement of 95% of the Company's 2019 corporate goals, as determined by the Compensation Committee.

(4)        Represents cash bonuses paid by the Company to the named executive officers in March 2019 in accordance with the Company's payroll and reflects the achievement of 98% of the Company's 2018 corporate goals, as determined by the Compensation Committee.

(5)        Represents contributions to (i) our 401(k) plan on behalf of each of our named executive officers and (ii) our named executive officers' health savings accounts. Such 401(k) plan contributions for services performed in 2017 were paid in March 2018 and such 401(k) plan contributions for services performed in 2018 were paid in March 2019.

(6)        Mr. Fowler has served as our Chief Executive Officer and a director since March 2008. On March 7, 2018, we granted, under the Liquidia Technologies, Inc. 2016 Equity Incentive Plan, as amended (the "2016 Plan"), Mr. Fowler an option to purchase 231,765 shares of common stock. This option has an exercise price equal to $9.31, with 25% of such option shares vesting on March 7, 2019 and the remaining shares vesting in 36 equal monthly installments thereafter, subject to Mr. Fowler's continuous service as of each such date. On July 25, 2018, we granted, under the 2018 Plan, Mr. Fowler an option to purchase 192,008 shares of common stock. This option has an exercise price equal to $11.00, the initial public offering price, with 25% of such option shares vesting on July 25, 2019 and the remaining shares vesting in 36 equal monthly installments thereafter, subject to Mr. Fowler's continuous service as of each such date. On October 12, 2018, we granted, under the 2018 Plan, Mr. Fowler 11,238 restricted stock units, which shall be settled into common stock pursuant to the following vesting schedule: 25% of the restricted stock units vested on August 14, 2019, with the remaining 75% of such restricted stock units vesting in 36 equal monthly installments thereafter, subject to Mr. Fowler's continuous service as of each such date.

(7)        Dr. Katz has served as our Chief Financial Officer since May 2019. The salary information for 2019 reflects the pro-rated portion of Dr. Katz's annual salary of $370,000 attributable to the portion of the year during which he served as our Chief Financial Officer. See "— Narrative Disclosure to Summary Compensation Table — Katz Employment Agreement" for a discussion of the option grant made to Dr. Katz upon his appointment.

(8)        Mr. Lippe has served as our Chief Operations Officer since June 2015.

Narrative Disclosure to Summary Compensation Table

Base Salary

              The named executive officers receive a base salary to compensate them for services rendered to our company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive's skill set, experience, role and responsibilities.

              As a public company, base salaries for the named executive officers will be reviewed periodically by the Board and/or the Compensation Committee, with adjustments expected to be made generally in accordance with the applicable employment agreements, as well as financial and other business factors affecting our company, and to maintain a competitive compensation package for our executive officers.

Performance-Based Compensation and Bonuses

              Our named executive officers are entitled to annual bonuses calculated as a target percentage of their annual base salary based upon our Compensation Committee's assessment of their performance and our attainment of targeted goals as set by the Compensation Committee in their sole discretion, and communicated to each named executive officer. Bonuses are based on the Compensation Committee's assessment of each named executive officer's and our performance, and are paid pursuant to the terms of the Liquidia Technologies, Inc. Annual Cash Bonus Plan (the "Bonus Plan").

Other Compensation

              We contribute to our 401(k) plan on behalf of our named executive officers and we also contribute to our named executive officers' health savings accounts, but we have no pension benefits, nonqualified defined contribution or other nonqualified deferred compensation plans for our named executive officers.

Fowler Employment Agreement

              We entered into an amended and restated employment agreement with Mr. Fowler, our Chief Executive Officer, on January 31, 2018 (the "Fowler Employment Agreement"), pursuant to which Mr. Fowler is entitled to receive an annual base salary of $480,000, may be increased from time to time by the Board. Notwithstanding anything to the contrary, the base salary may be reduced if the Board determines such reduction is necessary and justified by the financial condition of the Company and implements an equal percentage reduction in the base salaries of all of the Company's executive officers, but in no event will such reduction be greater than ten percent (10%) of the base salary. Mr. Fowler is also entitled to an annual target bonus equal to 50% of his annual base salary. The annual bonus amounts are and were based upon our Board's assessment of Mr. Fowler's performance and our attainment of targeted goals as set by the Board in its sole discretion. The Fowler Employment Agreement also provides that Mr. Fowler has either signed or will sign a confidentiality, inventions assignment, non-competition and non-solicitation agreement, pursuant to which Mr. Fowler agrees to refrain from disclosing our confidential information during or at any time following his employment with us and from competing with us or soliciting our employees or customers during their employment and for 12 months following termination of his employment.

              The Fowler Employment Agreement provides that, in the event that his employment is terminated by us without "cause" or by him for "good reason," subject to the execution and effectiveness of a separation agreement and release, he will be entitled to receive (i) an amount equal to (x) 12 months of base salary plus the amount of the bonus he would have earned had he remained employed pro-rated based on the number of days that the he was employed with us during the applicable fiscal year, payable on our normal payroll cycle if such termination is not in connection with a "change in control" or (y) 18 months of base salary plus an amount equal to 1.5 times his target bonus and 100% vesting of the unvested portion of his equity if such termination is within the 12 month period following a "change in control," and (ii) payment of Consolidated Omnibus Budget Reconciliation Act of 1985 ("COBRA") premiums for health benefit coverage for him and his immediate family in an amount equal to the monthly employer contribution that we would have made to provide health insurance to Mr. Fowler, had he remained employed with us for up to 12 months following termination if such termination is not in connection with a "change in control" or up to 18 months if in connection with a "change in control."

              Under the Fowler Employment Agreement, "cause" means that we have determined, in our sole discretion, that Mr. Fowler has engaged in any of the following: (a) any material breach of the terms of the Fowler Employment Agreement, or a willful failure to diligently and properly perform material duties for us; (b) misappropriation or unauthorized use of our tangible or intangible property that causes or is likely to cause material harm to us or our reputation, or material breach of the confidentiality, inventions and non-competition agreement entered between him and our company or any other similar agreement regarding confidentiality, intellectual property rights, non-competition or non-solicitation; (c) any material failure to comply with our policies or any other policies and/or directives of our Board; (d) use of illegal drugs or any illegal substance, or use of alcohol in any manner that materially interferes with the performance of employment duties; (e) any dishonest or illegal action, or any other action, whether or not dishonest or illegal, which is materially detrimental to our interest and well-being; (f) failure to disclose any material conflict of interest in a transaction being us and any third party which is materially detrimental to our interest and well-being; (g) any adverse action or omission which would be required to be disclosed pursuant to public securities laws or limit our ability, or the ability of any entity affiliated with us, to sell securities under any federal or state law which would disqualify us from any exemption otherwise available to us; or (h) any material violation of our policies prohibiting unlawful harassment, discrimination, retaliation or workplace violence; provided that, before we may terminate Mr. Fowler for cause, if the grounds for such cause are reasonably capable of cure by him, we will provide him with written notice of the grounds of cause and provide him with 10 business days in which to cure such cause.

              Under the Fowler Employment Agreement, "good reason" means the occurrence of any of the following without Mr. Fowler's prior consent: (a) a material diminution in his authority, duties or responsibility; (b) a material diminution in his base salary or bonus target; (c) a requirement that he report to an employee other than the Board; (d) his principal place of employment is relocated by more than 25 miles from our present location in Research Triangle Park, North Carolina; or (e) materially breach our obligations under the Fowler Employment Agreement. In addition, for any of the above events to constitute good reason, Mr. Fowler must inform us of the existence of the event within 60 days of the initial existence of the event, after which date we shall have no less than 30 days to cure the event which otherwise would constitute good reason, and Mr. Fowler must terminate his employment with us for such good reason no later than 90 days after the initial existence of the event.

Katz Employment Agreement

              In connection with Dr. Katz's appointment as Chief Financial Officer, on May 22, 2019 we entered into an executive employment agreement (the "Katz Employment Agreement") pursuant to which Dr. Katz is entitled to an annual base salary of $370,000 and is eligible to receive a discretionary annual cash bonus of up to 40% of his annualized base salary (the "Katz Target Amount"). Dr. Katz's base salary may be increased from time to time by the Board, and, notwithstanding anything to the contrary, may also be reduced if the Board determines such reduction is necessary and justified by the Company's financial condition and implements an equal percentage reduction in the base salaries of all of the Company's executive officers, provided that such reduction will not be greater than 10% of his base salary. In accordance with the employment practices in North Carolina, Dr. Katz is employed by the Company on an at-will basis, meaning that either the Company or Dr. Katz may terminate his employment with the Company at any time without giving advance notice.

              In the event the Company terminates Dr. Katz's employment at any time without "Cause" or Dr. Katz resigns from his employment with the Company for "Good Reason", as such terms are defined in the Katz Employment Agreement, then he will be entitled to receive, subject to his compliance with certain obligations: (a) salary continuation for nine months (the "Katz Severance Period"); (b) any unpaid bonus for any full performance period completed prior to the termination date; and (c) payment of the employer portion of the premiums required to continue his group healthcare coverage under the applicable provisions of COBRA, provided that he elects to continue and remains eligible for these benefits, until the earliest of (i) the close of the Katz Severance Period, (ii) the expiration of his eligibility for the continuation coverage under COBRA or (iii) the date when he becomes eligible for substantially equivalent health insurance coverage in connection with new employment. In the event Dr. Katz's employment with the Company is terminated for Cause or due to his death or "Disability" (as defined in the Katz Employment Agreement) or Dr. Katz resigns from his employment with the Company for any reason other than a resignation for Good Reason, he will not receive any severance compensation or benefits.

              In the event the Company, or any surviving or acquiring corporation, terminates Dr. Katz's employment without Cause or he resigns for Good Reason within 12 months following the effective date of a "Change in Control" (as defined in the Plan), then Dr. Katz will be eligible to receive, subject to his compliance with certain obligations, the same severance benefits on the same conditions as if he had been terminated by the Company without "Cause"; provided, however, that (a) the Severance Period shall be increased to 12 months, (b) Dr. Katz will receive a bonus paid at the Target Amount, and (c) in the event that Dr. Katz's outstanding equity as of the closing of the Change in Control is assumed or continued (in accordance with its terms) by the surviving entity in a Change in Control, then 100% of the unvested portion of such equity shall become vested.

Lippe Employment Agreement

              In connection with our initial public offering, we entered into a new employment agreement with Mr. Lippe (the "Lippe Employment Agreement") which took effect as of July 25, 2018 and superseded Mr. Lippe's employment agreement entered into on April 1, 2017. The Lippe Employment Agreement reflects updated and enhanced severance terms which include certain change in control severance benefits.

              Pursuant to the terms of Lippe Employment Agreement, Mr. Lippe is entitled to an annual base salary of $409,189 and is eligible to receive a discretionary annual cash bonus of up to 40% of his annualized base salary, which is consistent with his current agreement.

              The base salary of Mr. Lippe may be increased from time to time by our Board, and, notwithstanding anything to the contrary, may also be reduced if our Board determines such reduction is necessary and justified by our financial condition and implements an equal percentage reduction in the base salaries of all of our executive officers, provided that such reduction will not be greater than 10% of his base salary.

              In accordance with the employment practices in North Carolina, Mr. Lippe is employed by us on an at-will basis, meaning that either we or Mr. Lippe may terminate their employment with us at any time without giving advance notice. The Lippe Employment Agreement shall be governed by the laws of North Carolina.

              In the event we terminate Mr. Lippe's employment with us at any time without "cause" or Mr. Lippe resigns from his employment with us for "good reason", as such terms are defined in the Lippe Employment Agreement, then he will be entitled to receive, subject to his compliance with certain obligations:

(a)
salary continuation for nine months (the "Lippe Severance Period");

(b)
any unpaid bonus for any full performance period completed prior to the termination date; and

(c)
payment of the employer portion of the premiums required to continue his group healthcare coverage under the applicable provisions of COBRA, provided that he elects to continue and remains eligible for these benefits, until the earliest of (i) the close of the Lippe Severance Period, (ii) the expiration of his eligibility for the continuation coverage under COBRA or (iii) the date when he becomes eligible for substantially equivalent health insurance coverage in connection with new employment.

              In the event Mr. Lippe's employment with us is terminated for cause or due to his death or "disability", as defined in the Lippe Employment Agreement or Mr. Lippe resigns from his employment with us for any reason other than a resignation for good reason, he will not receive any severance compensation or benefits.

              Under the Lippe Employment Agreement, "cause" shall mean that we have determined, in our sole discretion, that he has engaged in any of the following: (a) any material breach of the terms of the Lippe Employment Agreement, or a willful failure to diligently and properly perform material duties for us; (b) misappropriation or unauthorized use of our tangible or intangible property that causes or is likely to cause material harm to us or our reputation, or material breach of the confidentiality, inventions and non-competition agreement entered between him and our company or any other similar agreement regarding confidentiality, intellectual property rights, non-competition or non-solicitation; (c) any material failure to comply with our policies or any other policies and/or directives of our Board; (d) use of illegal drugs or any illegal substance, or use of alcohol in any manner that materially interferes with the performance of employment duties; (e) any dishonest or illegal action, or any other action, whether or not dishonest or illegal, which is materially detrimental to our interest and well-being; (f) failure to disclose any material conflict of interest in a transaction between us and any third party which is materially detrimental to our interest and well-being; (g) any adverse action or omission which would be required to be disclosed pursuant to public securities laws or limit our ability, or the ability of any entity affiliated with us, to sell securities under any federal or state law which would disqualify us from any exemption otherwise available to us; (h) becoming prohibited by law or any order from any regulatory body or governmental body from being an employee or director of any company, firm or entity; provided that, before we may terminate Mr. Lippe for cause, if the grounds for such cause are reasonably capable of cure by him, we will provide him with written notice of the grounds of cause and provide him with 10 business days in which to cure such cause.

              Under the Lippe Employment Agreement, "good reason" means the occurrence of any of the following without. Mr. Lippe's prior consent: (a) a material diminution in his authority, duties or responsibility; (b) a material diminution in his base salary; (c) a requirement that he report to an employee other than the Chief Executive Officer; (d) his principal place of employment is relocated by more than 25 miles from our present location in Research Triangle Park, North Carolina; or (e) we materially breach our obligations under the Lippe Employment Agreement. In addition, for any of the above events to constitute good reason, Mr. Lippe must inform us of the existence of the event within 60 days of the initial existence of the event, after which date we shall have no less than 30 days to cure the event which otherwise would constitute good reason, and Mr. Lippe must terminate his employment with us for such good reason no later than 90 days after the initial existence of the event. Also, any action taken by us to accommodate a disability of Mr. Lippe or pursuant to the U.S. Family and Medical Leave Act of 1993 does not constitute good reason.

              In the event we, or any surviving or acquiring corporation, terminate Mr. Lippe's employment without cause or he resigns for good reason within 12 months following the effective date of a "change in control", as defined in the 2018 Plan, then Mr. Lippe will be eligible to receive, subject to his compliance with certain obligations, the same severance benefits on the same conditions as if he had been terminated by us without cause; provided, however, that (a) the Lippe Severance Period shall be increased to 12 months, (b) Mr. Lippe will receive a bonus paid at the target amount, and (c) in the event that Mr. Lippe's outstanding equity as of the closing of the change in control is assumed or continued (in accordance with its terms) by the surviving entity in a change in control, then 100% of the unvested portion of such equity shall become vested.

Outstanding Equity Awards at Fiscal Year-End

              The following table sets forth information regarding outstanding equity awards held by each of the named executive officers as of December 31, 2019.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($/share)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(8)	Market Value of Shares or Units of Stock That Have Not Vested ($)(10)
Neal F. Fowler	62,885(1)	—	1.85	11/23/2020
	24,069(2)	—	3.87	11/21/2023
	78,443(3)	—	4.71	05/21/2025
	101,398	130,367(4)	9.31	03/07/2028
	68,003	124,005(5)	11.00	07/25/2028
	—	96,500(6)	14.20	02/05/2029
					7,493(9)	32,070
Richard D. Katz, M.D.	—	155,000(7)	10.29	05/22/2029	—	—
Robert A. Lippe	32,499	—	4.71	08/27/2025
	19,108	24,570(4)	9.31	03/07/2028	—	—
	—	36,000(6)	14.20	02/05/2029
(1)
25% of the shares underlying the option vested on May 12, 2011, and 2.084% of the shares underlying the option vested monthly thereafter, becoming fully vested on November 23, 2014.

(2)
25% of the shares underlying the option vested on November 21, 2014, and 2.084% of the shares underlying the option vested monthly thereafter, becoming fully vested on November 21, 2017.

(3)
2.084% of the shares underlying the option vested monthly commencing on August 1, 2015, becoming fully vested on July 1, 2019.

(4)
25% of the shares underlying the option vested on March 7, 2019, with 2.084% of the shares underlying the option vest monthly thereafter, becoming fully vested on March 7, 2022.

(5)
25% of the shares underlying the option vested on July 25, 2019, with 2.084% of the shares underlying the option vest monthly thereafter, becoming fully vested on July 25, 2022.

(6)
25% of the shares underlying the option vest on February 5, 2020, with 2.084% of the shares underlying the option vest monthly thereafter, becoming fully vested on February 5, 2023.

(7)
25% of the shares underlying the options vest on May 22, 2020, with 2.084% of the shares vesting monthly thereafter, becoming fully vested on May 22, 2023.

(8)
Amount includes the unvested portion of restricted stock units granted on March 7, 2018, July 25, 2018 and October 12, 2018.

(9)
The restricted stock units shall be settled into common stock pursuant to the following vesting schedule: 25% of the restricted stock units vested on August 14, 2019, with the remaining 75% of such restricted stock units vesting in 36 equal monthly installments thereafter, subject to Mr. Fowler's continuous service as of each such date.

(10)
Based on the $4.28 per share closing price of our common stock on December 31, 2019, as reported by Nasdaq.

2018 and 2019 Equity Grants

Fowler

              On March 7, 2018, we granted, under the Liquidia Technologies, Inc. 2016 Equity Incentive Plan, as amended (the "2016 Plan"), Mr. Fowler an incentive stock option to purchase 231,765 shares of common stock. This option has an exercise price equal to $9.31, with 25% of such option shares having vested on March 7, 2019 and the remaining shares vesting in 36 equal monthly installments thereafter, subject to Mr. Fowler's continuous service as of each such date.

              On July 25, 2018, we granted, under the 2018 Plan, Mr. Fowler an option to purchase 192,008 shares of common stock. This option has an exercise price equal to $11.00, the initial public offering price, with 25% of such option shares having vested on July 25, 2019 and the remaining shares vesting in 36 equal monthly installments thereafter, subject to Mr. Fowler's continuous service as of each such date.

              On October 12, 2018, we granted, under the 2018 Plan, Mr. Fowler 11,238 restricted stock units, which shall be settled into common stock pursuant to the following vesting schedule: 25% of the restricted stock units vested on August 14, 2019, with the remaining 75% of such restricted stock units vesting in 36 equal monthly installments thereafter, subject to Mr. Fowler's continuous service as of each such date.

              On February 5, 2019, we granted Mr. Fowler an option to purchase 96,500 shares of common stock under the 2018 Plan, with an exercise price equal to $14.20 per share, with one-fourth of such option shares vesting on February 5, 2020 and the remaining three-fourths of such option shares vesting monthly thereafter over a period of three years, subject to continuous service as of each such date.

Katz

              On May 22, 2019, upon Dr. Katz's appointment as Chief Financial Officer, he was granted an incentive stock option entitling the purchase up to 155,000 shares of common stock, with an exercise price per share equal to $10.29. The option (i) is subject to the terms of the 2018 Plan and the form of incentive stock option grant agreement, and (ii) vests as follows: 25% of the shares of common stock underlying the option will become vested and exercisable on May 22, 2020 and the balance of option shares will become vested and exercisable in equal monthly installments over the following 36 months, subject to Dr. Katz's continuous service as of each such date.

Lippe

              On March 7, 2018, we granted, under the 2016 Plan, to Mr. Lippe an incentive stock option to purchase 43,678 shares of our common stock. This option has an exercise price equal to $9.31, with 25% of such option shares having vested on March 7, 2019 and the remaining shares vesting in 36 equal monthly installments thereafter, subject to Mr. Lippe's continuous service as of each such date.

              On February 5, 2019, we granted Mr. Lippe an option to purchase 36,000 shares of common stock under the 2018 Plan, with an exercise price equal to $14.20 per share, with one-fourth of such option shares vesting on February 5, 2020 and the remaining three-fourths of such option shares vesting monthly thereafter over a period of three years, subject to continuous service as of each such date.

Retirement Benefits

              The only retirement benefit that we offer is our 401(k) plan, which is available to all employees. We currently provide a safe harbor four percent match on an employee's contributions to the 401(k) plan, up to the applicable limit set forth in the Code.

Employee Bonus Plan

              In July 2018, we adopted the Bonus Plan under which eligible employees are eligible to receive an annual cash bonus determined by the achievement of certain company and individual performance indicators that have been approved by our Compensation Committee and our Board for the relevant financial year.

              Employees who are employed by us or our participating affiliates on the date the bonus payout is made are eligible to receive a cash bonus pursuant to and on the terms of our Bonus Plan. Employees who do not work a full plan year may be paid bonuses on a pro rata basis, at the discretion of our management. All bonus eligibility is subject to the determination of our Compensation Committee.

              The determination of the bonus (if any) payable to any eligible employee is solely and completely within the discretion of our Compensation Committee, and there is no obligation on our Compensation Committee to award any bonus to any employee.

Severance Plan

              In July 2018, we adopted an Executive Severance and Change in Control Plan (the "Severance Plan"), under which eligible employees are entitled to receive certain severance benefits upon the termination of their employment with us, if such termination was (a) initiated by us and not for "cause" or "disability", each as defined under the Severance Plan, or because of death or (b) initiated by the employee for "good reason", as defined under the Severance Plan ((a) or (b), an "Involuntary Termination").

              Under the Severance Plan, in the event of an Involuntary Termination, we will pay and provide the following to the eligible employee: an amount equal to the employee's monthly salary as of the termination date multiplied by the applicable severance multiple, an amount equal to the excess of COBRA coverage over the monthly premium rate for our active employees multiplied by the applicable healthcare assistance multiple, and post-termination nonqualified deferred compensation benefits, equity awards and employee welfare benefits pursuant to the terms of the respective plans and policies under which such benefits are provided, if any. In connection with an Involuntary Termination following a "change in control", as defined under the Severance Plan, we will pay and provide the following to the eligible employee: an amount equal to the sum of the employee's monthly salary and one-twelfth of the employee's target annual incentive (such amounts shall be determined as of the date of termination) multiplied by the applicable severance multiple, an amount equal to the excess of COBRA coverage over the monthly premium rate for our active employees multiplied by the applicable healthcare assistance multiple, and post-termination nonqualified deferred compensation benefits, equity awards and employee welfare benefits pursuant to the terms of the respective plans and policies under which such benefits are provided, if any. As a condition to the receipt of certain of these benefits under the Severance Plan, the employee must execute and not revoke a valid release of claims in the form provided by us.

              The severance multiple and healthcare assistance multiple under the Severance Plan are as follows: six months for a termination date prior to or absent a change in control and nine months for a termination date during the two-year period following a change in control.

              Generally, employees holding a position of vice president or a more senior position are eligible to be selected by our Compensation Committee to participate in the Severance Plan, except that an individual who is (a) party to an employment agreement with us that provides for payments upon his termination of employment, whether before or after a change in control, or (b) entitled to "deferred compensation" under Section 409A of the Code payable in installments shall not be eligible.

Securities Authorized for Issuance Under Equity Compensation Plans

              The following table sets forth certain information regarding our equity compensation plans as of December 31, 2019:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights(1)	Number of securities remaining available for future issuance under equity compensation plans

Equity compensation plans approved by security holders	2,060,469(2)	$9.33	1,287,561(3)

Equity compensation plans not approved by security holders	—	$—	—

Total	2,060,469(2)	$9.33	1,287,561

(1)        Represents the weighted-average exercise price of outstanding stock options only.

(2)        Includes 7,493 restricted stock units.

(3)        On January 1, 2020, an additional 1,129,250 shares of common stock were automatically added to the shares authorized for issuance under the 2018 Plan pursuant to an "evergreen" provision contained therein. Pursuant to such provision, on January 1 of each year through 2028, the number of shares authorized for issuance under the 2018 Plan is automatically increased by a number equal to four percent of the outstanding shares of common stock as of the end of our immediately preceding fiscal year, or any lesser number of shares of common stock determined by our Board or Compensation Committee.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

              Our Board is responsible for reviewing and approving all material transactions with any related party on a continuing basis. Related parties can include any of our directors, nominees for director, officers, holders of 5% or more of our capital stock and their immediate family members. We may not enter into a related person transaction unless our Board has reviewed and approved such transaction. We believe the transactions set forth below were executed on terms no less favorable to us than we could have obtained from unaffiliated third parties.

              See "Executive Officers and Director and Officer Compensation" above for a discussion of director compensation, executive compensation and our named executive officers' employment agreements.

              The following is a description of transactions since January 1, 2018, to which we have been a party, in which the amount involved exceeds or will exceed $120,000 and in which any of our directors, executive officers or holders of more than 5% of our capital stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest.

Series D Preferred Stock Financing

              On February 2, 2018, pursuant to a Series D Preferred Stock Purchase Agreement, we issued and sold, at a price per share equal to $0.59808, shares of our Series D preferred stock to Canaan, Morningside Venture Investments Limited ("Morningside"), NEA, Xeraya LT Ltd ("Xeraya") and Robert A. Lippe, our Chief Operations Officer. The following table sets forth the aggregate number of shares of Series D preferred stock issued to our related parties in this offering:

		Aggregate Purchase Price
Participants	Shares of Series D Preferred Stock(5)	Cash ($)	Conversion of Promissory Note ($)
Canaan(1)	15,887,155	7,500,000	2,001,790
Morningside(2)	1,849,490	—	1,106,143
NEA(3)	16,502,833	7,500,000	2,370,015
Xeraya(4)	17,445,780	—	10,433,973
Robert A. Lippe	91,814	—	54,912

(1)
Dr. Bloch, a member of our Board, is a General Partner at Canaan Partners, an affiliate of Canaan, which is a beneficial holder of more than 5% of our capital stock.

(2)
Dr. Cheng, a member of our Board from January 2010 until July 2018, is an Investment Partner at Morningside Technology Advisory, LLC, an affiliate of Morningside, which was a beneficial holder of more than 5% of our capital stock at the time of the Series D financing.

(3)
Mr. Mathers, a member of our Board from July 2009 until May 2019, is a partner at New Enterprise Associates, Inc., an affiliate of NEA, which is a beneficial holder of more than 5% of our capital stock.

(4)
Mr. Rushton, a member of our Board from July 2017 until July 2018, is a partner at Xeraya Capital Labuan Ltd., an affiliate of Xeraya, which is a beneficial holder of more than 5% of our capital stock.

(5)
Following the reverse stock split and the filing of our amended and restated certificate of incorporation, each share of Series D preferred stock converted into approximately 0.06 shares of common stock.

Investors' Rights Agreement

              In connection with the Series D financing, we have entered into the Seventh Amended and Restated Investors' Rights Agreement (the "IRA"), dated as of February 2, 2018. The IRA contains information rights and registration rights, among other things, for certain holders of our capital stock. Pursuant to the terms of the agreement, each of these rights terminated upon the closing of our initial public offering, except for certain registration rights as more fully described therein.

Participation in our Initial Public Offering

              Certain of our existing stockholders, including certain affiliates of our directors, purchased an aggregate of $20.0 million of our common stock in our July 2018 initial public offering at the public offering price, as shown in the following table:

Participants	Shares of Common Stock	Aggregate Purchase Price ($)
Canaan	727,273	8,000,003
NEA	545,455	6,000,005
Xeraya	363,636	3,999,996
Morningside	181,818	1,999,998

              The underwriters received the same underwriting discount on these shares as they did on the other shares sold to the public in the initial public offering.

Participation in our December 2019 Private Placement

              On December 23, 2019, we entered into a Common Stock Purchase Agreement (the "Common Stock Purchase Agreement") with certain institutional accredited investors (the "PIPE Purchasers"), including certain of our existing stockholders, for the sale by the Company in a private placement (the "Private Placement") of an aggregate of 7,164,534 shares (the "Private Placement Shares") of our common stock, at a purchase price of $3.13 per Private Placement Share. The PIPE Purchasers included Canaan, a beneficial holder of more than 5% of our capital stock at the time of the Private Placement which purchased 319,488 Private Placement Shares for an aggregate purchase price of $999,997. The Private Placement was exempt from the registration requirements of the Securities Act, pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D of the Securities Act and in reliance on similar exemptions under applicable state laws. The closing of the Private Placement occurred on December 27, 2019.

              In connection with the Private Placement, on December 23, 2019 the Company entered into a registration rights agreement (the "Registration Rights Agreement") with the PIPE Purchasers. Pursuant to the Registration Rights Agreement, the Company agreed to file a shelf registration statement (the "Registration Statement") with the SEC within 60 days following the date of entry into the Registration Rights Agreement to register the Private Placement Shares for resale and use its best efforts to (i) cause the Registration Statement to be declared effective by the SEC or otherwise become effective under the Securities Act as soon as practicable after the filing thereof.

Indemnification Agreements and Directors' and Officers' Liability Insurance

              We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us to indemnify each director and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys' fees, judgments, penalties fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person's services as a director or executive officer.

Policies and Procedures for Related Party Transactions

              Our Board has adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our Audit Committee, but only those independent directors who are disinterested, will be tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm's length transaction with an unrelated third party and the extent of the related person's interest in the transaction. All of the transactions described in this section, with the exception of the related party participation in our initial public offering and our Private Placement, occurred prior to the adoption of this policy.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS; HOUSEHOLDING

              Pursuant to the rules of the SEC, Liquidia, intermediaries (e.g., brokers, banks and nominees) and service providers that Liquidia employs to deliver communications to its stockholders are each permitted to deliver to two or more stockholders sharing the same address a single Notice or copy of the proxy materials. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies and intermediaries. Under this process, stockholders of record who have the same address and last name will receive a single envelope containing the Notice for all stockholders having that address. The Notice for each stockholder will include that stockholder's unique control number needed to vote his or her shares.

              Upon written or oral request, Liquidia will promptly deliver a separate copy of the Notice or proxy materials to any stockholder at a shared address to which a single copy of the Notice or proxy materials was delivered and/or who wishes to receive separate copies in the future. Stockholders receiving multiple copies of the Notice or proxy materials may likewise request that Liquidia deliver single copies of the Notice or proxy materials in the future. Stockholders may notify Liquidia of their requests by calling or writing Liquidia at its mailing address at (919) 328-4400 or Liquidia Technologies, Inc., P.O. Box 110085, Research Triangle Park, North Carolina 27709, Attention: Corporate Secretary, respectively.

              If you are a beneficial owner, you can request information about householding from your broker, bank or nominee.

STOCKHOLDER PROPOSALS AND OTHER INFORMATION

Deadline for Submission of Stockholder Proposals and Recommendations for Director

              Any stockholder proposal submitted to us pursuant to SEC Rule 14a-8 under the Exchange Act for inclusion in our proxy materials for the 2021 annual meeting of stockholders must have been received by us no later than the close of business on December    , 2020.

              In order for a stockholder to nominate a person for election to the Board or bring other business before the 2021 annual meeting of stockholders, the stockholder must comply with the advance notice provisions of our Bylaws, which require that the stockholder deliver written notice to the Secretary and comply with the other requirements set forth in the Bylaws. Specifically, we must receive this notice not less than 90 days and not greater than one hundred 120 days prior to the first anniversary of the preceding year's annual meeting. In the event that the date of the annual meeting is advanced more than 30 days prior to or delayed (other than as a result of adjournment) by more than 30 days after the anniversary of the preceding year's annual meeting, notice by the stockholder to be timely must be so received not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made.

ANNUAL REPORT

              Our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 is included with these proxy materials. A copy of our Annual Report (on Form 10-K), including the financial statements included therein, is also available without charge on our website (www.liquidia.com) or upon written request to us at Liquidia Technologies, Inc., P.O. Box 110085, Research Triangle Park, North Carolina 27709, Attention: Corporate Secretary.

EXPENSES AND SOLICITATION

              All costs of solicitation of proxies will be borne by us. In addition to solicitations by mail, certain of our directors, officers and regular employees, without additional remuneration, may solicit proxies in person or by telephone or telegraph. The Company may elect to engage outside professionals to assist it in the distribution and solicitation of proxies at a fee to be borne by the Company. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their reasonable out-of-pocket costs. Solicitation by our officers and employees may also be made of some stockholders in person or by mail, telephone or telegraph following the original solicitation.

OTHER MATTERS

              The Board does not know of any matters to be presented at the Annual Meeting other than those listed in the Notice of Annual Meeting of Stockholders that accompanies this proxy statement. However, if other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their best judgment on such matters insofar as the proxies are not limited to the contrary.

              To the extent that information contained in this proxy statement is within the knowledge of persons other than our management, we have relied on such persons for the accuracy and completeness thereof.

              This proxy statement and our Annual Report on Form 10-K is available in the "Investors" section of our website at www.liquidia.com. Alternatively, upon the receipt of a written request from any stockholder entitled to vote at the forthcoming Annual Meeting, we will mail, at no charge to the stockholder, a copy of our Annual Report on Form 10-K, including the financial statements and schedules required to be filed with the SEC pursuant to Rule 13a-1 under the Exchange Act, for the Company's most recent fiscal year. Requests from beneficial owners of our voting securities must set forth a good faith representation that, as of the record date for the Annual Meeting, the person making the request was the beneficial owner of securities entitled to vote at such meeting. Written requests for such report should be directed to: P.O. Box 110085, Research Triangle Park, North Carolina 27709, Attention: Corporate Secretary.

              If you would like us to send you a copy of the exhibits listed on the exhibit index of the Annual Report on Form 10-K, we will do so upon your payment of our reasonable expenses in furnishing a requested exhibit.

              You are urged to complete, sign, date and return your proxy card promptly to make certain your shares will be voted at the Annual Meeting. For your convenience, a return envelope is enclosed requiring no additional postage if mailed in the United States.

By Order of the Board of Directors,
/s/ Neal F. Fowler Neal F. Fowler Chief Executive Officer, Director

Dated: April , 2020

 WHERE YOU CAN FIND ADDITIONAL INFORMATION AND INCORPORATION BY REFERENCE

              We are subject to the informational requirements of the Exchange Act, and are required to file reports, any proxy statements and other information with the SEC. Copies of any reports, statements or other information that we file with the SEC, including this proxy statement, can also be obtained upon written request from the SEC's website on the Internet at www.sec.gov, free of charge. We also maintain a website at www.liquidia.com, at which you may access these materials free of charge as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

              We have not authorized anyone to provide you with information that differs from that contained in this proxy statement. You should not assume that the information contained in this proxy statement is accurate as on any date other than the date of the proxy statement, and the mailing of this proxy statement to our stockholders shall not create any implication to the contrary.

              This proxy statement does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is not lawful to make any such offer or solicitation in such jurisdiction.

              This proxy statement incorporates by reference our Annual Report on Form 10-K for the year ended December 31, 2019 that we previously filed with the SEC; provided, however, that we are not incorporating by reference Part III thereof and any documents, portions of documents or information deemed to have been furnished and not filed in accordance with SEC rules.

              In addition, we are incorporating by reference herein any future filings we make with the SEC under Section 11, 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and prior to the date of the Annual Meeting. Such documents are considered to be a part of this proxy statement, effective as of the date such documents are filed. In the event of conflicting information in these documents, the information in the latest filed document should be considered correct.

              You can obtain any of the documents listed above from the SEC, through the website of the SEC at the address described above or from Liquidia by requesting them in writing or by telephone at the following address:

LIQUIDIA TECHNOLOGIES, INC.
P.O. Box 110085
Research Triangle Park, North Carolina 27709
Attention: Office of the Secretary
Telephone: (919) 328-4400

Appendix A—Amendment to the Amended and Restated Certificate of Incorporation

(See attached)

 APPENDIX A

CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
LIQUIDIA TECHNOLOGIES, INC.

Pursuant to Section 242 of the General Corporation Law
of the State of Delaware

                        LIQUIDIA TECHNOLOGIES, INC., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies as follows:

                        1.       Article Fourth, Section A of the Amended and Restated Certificate of Incorporation of the Corporation as filed with the Secretary of State of the State of Delaware on July 30, 2018 (the "Certificate of Incorporation") is hereby amended and restated in its entirety to read as follows:

                        "A.    The total number of shares of capital stock of all classes which the Corporation shall have authority to issue is Seventy Million (70,000,000) shares, consisting of: Sixty Million (60,000,000) shares of common stock, $0.001 par value per share (the "Common Stock"), and Ten Million (10,000,000) shares of preferred stock, par value $0.001 per share ("Preferred Stock")."

                        2.       The foregoing amendment of the Certificate of Incorporation has been duly adopted by the Corporation's Board of Directors and stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

                        3.       This amendment to the Certificate of Incorporation shall be effective on and as of the filing date of this Certificate of Amendment with the Secretary of State of the State of Delaware.

                        IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Certificate of Incorporation to be signed by its duly authorized officer, and the foregoing facts stated herein are true and correct.

Dated: June , 2020	LIQUIDIA TECHNOLOGIES, INC.
By:

Name:	Neal F. Fowler
Title:	Chief Executive Officer

MMMMMMMMMMMM C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Online GIof ntoo welwewct.reonnviicsivoontrienpgo, rts.com/LQDA or delete QR code and control # scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/LQDA Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + 1. Election of Class II Directors: For Withhold For Withhold For Withhold 01 - Katherine Rielly-Gauvin 02 - Dr. Seth Rudnick 03 - Raman Singh For Against Abstain For Against Abstain 2. To approve amending the Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock, $0.001 par value per share, from 40,000,000 shares to 60,000,000 shares. 4. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020. 3. To approve a stock option exchange program. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 1 U P X 4 5 8 6 0 8 038FDE MMMMMMMMM B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4. Liquidia Technologies, Inc. 2020 Annual Meeting Proxy Card1234 5678 9012 345

The 2020 Annual Meeting of Stockholders of Liquidia Technologies, Inc. will be held on Thursday, June 18, 2020, 5 p.m. Eastern Standard Time, virtually via the internet at www.meetingcenter.io/282433815. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. The password for this meeting is — LQDA2020 Important notice regarding the Internet availability of proxy materials for the Liquidia Technologies, Inc. 2020 Annual Meeting of Stockholders. The material is available at: www.envisionreports.com/LQDA q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + Notice of 2020 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — June 18, 2020 Neal F. Fowler and Richard D. Katz, M.D., or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Liquidia Technologies, Inc. to be held on June 18, 2020 at 5 p.m. Eastern Standard Time or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Class II Directors and FOR items 2, 3 and 4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) Change of Address — Please print new address below. Comments — Please print your comments below. + C Non-Voting Items Liquidia Technologies, Inc. Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/LQDA

MMMMMMMMMMMM + C 1234567890 The Sample Company 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Online Go to www.envisionreports.com/LQDA or scan the QR code — login details are located in the shaded bar below. Important notice regarding the availability of proxy materials for the Liquidia Technologies, Inc. 2020 Annual Stockholders Meeting to be held on June 18, 2020 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2020 proxy statement and proxy card and 2020 annual report to Liquidia Technologies, Inc. stockholders are available at: www.envisionreports.com/LQDA Easy Online Access — View your proxy materials and vote. Step 1: Step 2: Step 3: Step 4: Step 5: Go to www.envisionreports.com/LQDA. Click on Cast Your Vote or Request Materials. Follow the instructions on the screen to log in. Make your selections as instructed on each screen for your delivery preferences. Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before June 8, 2020 to facilitate timely delivery. + 2 N O T C O Y 038FFE MMMMMMMMM Liquidia Technologies Stockholder Meeting Notice1234 5678 9012 345

The Liquidia Technologies, Inc. Annual Meeting of Stockholders will be held on Thursday, June 18, 2020 at 5 p.m. Eastern Standard Time virtually via the internet at www.meetingcenter.io/282433815. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. The password for this meeting is — LQDA2020 Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4: 1. Election of Class II Directors: 01 - Katherine Rielly-Gauvin 02 - Dr. Seth Rudnick 03 - Raman Singh 2. To approve amending the Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock, $0.001 par value per share, from 40,000,000 shares to 60,000,000 shares. 3. To approve a stock option exchange program. 4. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. Internet – Go to www.envisionreports.com/LQDA. Click Cast Your Vote or Request Materials. Phone – Call us free of charge at 1-866-641-4276. Email – Send an email to investorvote@computershare.com with “Proxy Materials - Liquidia” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by June 8, 2020. — — — Liquidia Technologies Stockholder Meeting Notice